UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22253

Nuveen AMT-Free Municipal Value Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds	October 31, 2023

Nuveen Municipal Closed-End Funds

Nuveen Municipal Value Fund, Inc.	NUV

Nuveen AMT-Free Municipal Value Fund	NUW

Nuveen Municipal Income Fund, Inc.	NMI

Annual

Report

Table

of Contents

Chair’s Letter

to Shareholders

Dear Shareholders,

Financial markets spent the past year focused on the direction of inflation and whether policy makers would be able to deliver a soft landing in their economies. After more than a year and a half of interest rate increases by the U.S. Federal Reserve (Fed) and other central banks, financial conditions have tightened and inflation rates have cooled considerably. The Fed increased the target fed funds rate from near zero in March 2022 to a range of 5.25% to 5.50% as of November 2023, with pauses in June 2023, September 2023 and November 2023. But current inflation rates remain above central banks’ targets, and the trajectory from here is difficult to predict given that monetary policy acts on the economy with long and variable lags.

Surprisingly, economies were relatively resilient for much of 2023. By year-end, the “most predicted recession” had yet to materialize in the U.S., while U.K. and European economic growth was just beginning to show signs of stagnation or decline. U.S. gross domestic product rose 5.2% in the third quarter of 2023, 2.1% in the second quarter of 2023 and 2.0% in the first quarter of 2023, after growing 2.1% in 2022 overall compared to 2021. Much of the growth was driven by a relatively strong jobs market, which kept consumer sentiment and spending elevated despite long-term interest rates nearing multi-year highs, a series of U.S. regional bank failures and shocks from flaring geopolitical tensions.

While central banks are likely nearing the end of this interest rate hiking cycle, there are still upside risks to inflation and downside risks to the economy. Some labor market and consumer indicators are softening. Government funding and deficits remain a concern, especially as the U.S. election year gets underway. The markets will continue to try to anticipate monetary policy shifts as the Fed evaluates incoming data and adjusts its rate setting activity on a meeting-by-meeting basis. Geopolitical risks – from relations with China, to wars in Europe and the Middle East – also expand the range of outcomes from economies and markets around the world. All these uncertainties, and others, will remain sources of short-term market volatility. In this environment, Nuveen remains committed to filtering the market noise for investable opportunities that ultimately serve long-term investment objectives. Maintaining a long-term perspective is also important for investors, and we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Chair of the Board

December 22, 2023

Important Notices

Investment Policy Updates for NMI

Effective September 29, 2023, the Fund’s Board of Directors approved certain investment policy changes for the Fund. The policy changes grant the Fund more flexibility to invest in lower rated municipal securities. For a description of the investment policy changes please see the Shareholder Update section within this report. In addition, the Fund’s performance benchmark was changed from the S&P Municipal Bond Index to a linked benchmark comprised of the return streams from 100% of the S&P Municipal Bond Index through September 29, 2023 and thereafter 100% of the S&P Municipal Yield Index. The Fund’s investment objective to provide a high level of current income exempt from federal income tax remains unchanged.

For more information regarding these changes, please visit Nuveen’s CEF homepage www.nuveen.com/closed-end-funds.

Portfolio Manager Updates

Effective October 13, 2023, Kristen DeJong, CFA, and Scott Romans, Ph.D. were added as a portfolio manager of NMI. Effective October 13, 2023, Kristen DeJong, CFA, was also added as a portfolio manager of NUV and NUW. Christopher Drahn will also continue to serve as a portfolio manager of NMI until his retirement on April 1, 2024. There were no other changes to the portfolio management of the Funds during the reporting period.

Portfolio Managers’

Comments

Nuveen Municipal Value Fund, Inc. (NUV)

Nuveen AMT-Free Municipal Value Fund (NUW)

Nuveen Municipal Income Fund, Inc. (NMI)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Daniel Close, CFA, and Kristen DeJong, CFA, manage the Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen AMT-Free Municipal Value Fund (NUW). Christopher Drahn, CFA, Kristen DeJong, CFA, and Scott Romans, PhD. serve as portfolio managers for the Nuveen Municipal Income Fund, Inc. (NMI).

Effective October 13, 2023, Kristen DeJong was added as portfolio manager of the Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen AMT-Free Municipal Value Fund (NUW). Kristen DeJong and Scott Romans were added as portfolio managers of the Nuveen Municipal Income Fund, Inc. (NMI). Christopher Drahn will be retiring as a portfolio manager of NMI on April 1, 2024.

Effective September 29, 2023, the benchmark for the Nuveen Municipal Income Fund, Inc. (NMI) changed to a linked benchmark comprised of the return streams from 100% of the S&P Municipal Bond Index through September 29, 2023, and thereafter 100% of the S&P Municipal Yield Index.

Here the portfolio management teams discuss U.S. economic and municipal market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2023. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and market conditions during the twelve-month annual reporting period ended October 31, 2023?

The U.S. economy performed better than expected despite persistent inflationary pressure and rising interest rates during the twelve-month period ended October 31, 2023. Gross domestic product accelerated sharply in the third quarter of 2023 to an annualized rate of 5.2%, according to the U.S. Bureau of Economic Analysis second estimate, up from 2.1% in the second quarter of 2023. By comparison, GDP grew 2.1% in 2022 overall. Early in the reporting period, inflation had risen sharply because of supply chain disruptions and high food and energy prices, the Russia-Ukraine war and China’s zero-COVID restrictions (lifted in December 2022). Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period inflation levels remained much higher than central banks’ target levels.

The Fed raised its target fed funds rate six times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July 2023 and voting to hold it at that level at its next two meetings held near the end of the reporting period. For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets, given the uncertainty of how rising interest rates would affect the economy. One of the most highly visible impacts occurred in the U.S. regional banking sector in March 2023, when Silicon Valley Bank, Signature Bank, First Republic Bank and Silvergate Bank failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, which was considered vulnerable in the current environment. The Fed’s monetary tightening policy also contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings.

During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of October 2023, the unemployment rate was 3.9%, rising from its pre-pandemic low, with monthly job growth continuing to moderate. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.

During the reporting period, investors also continued to monitor government funding and deficits. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September 2023 and, subsequent to the close of the reporting period, November 2023. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.

The broad municipal bond market was impacted by interest rate volatility and economic uncertainty during the reporting period. Municipal yields rose across the maturity spectrum, but the move was uneven. The greatest increase in yields was at the shorter end

Portfolio Managers’ Comments (continued)

of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Although municipal bonds continued to exhibit relatively strong credit fundamentals, there were periods of spread widening during the reporting period as the market sell-off continued.

Nuveen Municipal Value Fund, Inc. (NUV)

What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2023?

NUV’s investment objective is to provide current income exempt from regular federal income tax, investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

During the reporting period, the Fund’s trading activity remained focused on pursuing the Fund’s investment objective. The rising yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

During the reporting period, buying was focused on longer dated, 4% and 5% coupon structures in the BBB to A rated credit quality range. Purchases were funded from the proceeds of called and maturing bonds, as well as from tax loss swapping.

As of October 31, 2023, NUV continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Fund perform during the twelve-month reporting period ended October 31, 2023?

For the twelve-month reporting period ended October 31, 2023, NUV outperformed the S&P Municipal Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.

The primary contributor to NUV’s relative performance was its overweights to A and BBB rated credit quality bonds and corresponding underweights to AAA and AA rated bonds. Security selection also contributed to the Fund’s relative performance, particularly in zero coupon bonds held over the full reporting period and a position in the Florida high speed rail, Brightline, which was still held at the end of the reporting period. Brightline’s Orlando station completed construction and opened to the public during the period while ridership growth has continued to gain momentum. In addition, the Fund benefited from an overweight allocation to the outperforming dedicated tax sector and an underweight to the life care sector, which mitigated the fund’s exposure to the sector’s downturn.

Partially offsetting the Fund’s outperformance was an underweight to the industrial development revenue (IDR) sector, which outperformed during the reporting period. Additionally, relative performance was negatively impacted by the Fund’s exposure to bonds purchased earlier in the reporting period when interest rates were lower. These bonds generally underperformed as rates rose over the remainder of the reporting period.

Nuveen AMT-Free Municipal Value Fund (NUW)

What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2023?

NUW’s investment objective is to provide current income exempt from regular federal income tax, investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

During the reporting period, the Fund’s trading activity remained focused on pursuing the Fund’s investment objectives. The rising yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

During the reporting period, buying was focused on longer dated, 4% and 5% coupon structures in the BBB to A rated credit quality range. Purchases were funded from the proceeds of called and maturing bonds, as well as from tax loss swapping.

As of October 31, 2023, NUW continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Fund perform during the twelve-month reporting period ended October 31, 2023?

For the twelve-month reporting period ended October 31, 2023, NUW outperformed the S&P Municipal Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.

The primary contributor to NUW’s relative performance was security selection, particularly in zero coupon bonds, which recovered from lows during the period. NUW’s overall duration positioning was also favorable. The Fund’s underweight to the shortest (zero to four year) duration bonds contributed positively to relative performance earlier in the reporting period while an overweight to the longest (10 years and longer) duration bonds added value later in the period. NUW’s duration shortening hedge through interest rate futures also positively impacted relative performance over the reporting period. NUW’s credit quality positioning was advantageous, as credit spreads narrowed occasionally throughout the period. Overweight allocations to A and BBB rated bonds added to relative performance as lower rated categories outperformed the highest grade (AAA and AA rated) categories.

NUW’s outperformance was partially offset by an underweight to the “other transportation” sector, and especially New York MTA (Metropolitan Transportation Authority) bonds, both of which outperformed. Additionally, relative performance was negatively impacted by the Fund’s exposure to bonds purchased earlier in the reporting period when interest rates were lower. These bonds generally underperformed as rates rose over the remainder of the reporting period.

Nuveen Municipal Income Fund, Inc. (NMI)

What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2023?

NMI’s investment objective is to provide current income exempt from regular federal income tax, investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

During the reporting period, the Fund’s trading activity remained focused on pursuing the Fund’s investment objective. The rising yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

The Fund’s weighting in the pre-refunded sector declined over the reporting period, driven by bond calls and maturities. The portfolio management team reinvested the proceeds across a diverse group of sectors. Notably, NMI increased its weighting in A rated bonds and the airport sector during the reporting period. In October 2023, as a result of investment policy and other related changes, the portfolio management team increased NMI’s exposure to sub investment grade and non-rated bonds and lengthened the Fund’s duration to align it with the S&P Municipal Yield Index.

How did the Fund perform during the twelve-month reporting period ended October 31, 2023?

For the twelve-month reporting period ended October 31, 2023, NMI outperformed the NMI Linked Benchmark. For the purposes of this reporting period, references to relative performance are in comparison to the NMI Linked Benchmark, which represents the linked returns between the S&P Municipal Bond Index (through September 29, 2023) and the S&P Municipal Yield Index (subsequent to September 29, 2023).

During the first 11 months of the reporting period, the primary contributor to NMI’s relative performance versus the S&P Municipal Bond Index was its overweight to longer-duration bonds. Additional contributors during the first 11 months of the reporting period included overweights to A, BBB and BB rated bonds. The Fund also benefited from overweights to airports and toll roads, which saw traffic and travel volumes rebound to pre-pandemic levels, and underweights to state and local general obligation bonds, which helped offset the sector’s relative underperformance. In the one-month period ended October 31, 2023, NMI’s outperformance relative to the S&P Municipal Yield Index was driven by its overweight to higher rated bonds.

Portfolio Managers’ Comments (continued)

During the reporting period, there were no material detractors from relative performance.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2023. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI

November	$0.0280	$0.0390	$0.0300
December	0.0280	0.0390	0.0300
January	0.0280	0.0390	0.0300
February	0.0280	0.0390	0.0300
March	0.0280	0.0390	0.0300
April	0.0280	0.0405	0.0300
May	0.0280	0.0405	0.0300
June	0.0280	0.0405	0.0300
July	0.0280	0.0405	0.0315
August	0.0280	0.0405	0.0315
September	0.0280	0.0405	0.0315
October	0.0290	0.0425	0.0315
Total Distributions from Net Investment Income	$0.3370	$0.4805	$0.3660

Yields	NUV	NUW	NMI
Market Yield[1]	4.36%	4.05%	4.53%
Taxable-Equivalent Yield[1]	7.34%	6.84%	7.65%

[1]

Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/ or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in the Notes to Financial Statements of this report.

Updated Distribution Policy

On October 23, 2023, the Funds’ Board of Trustees (the “Board”) updated each Fund’s distribution policy. Effective for distributions payable on December 1, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders

Common Share Information (continued)

of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedend funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NMI was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

NMI
Additional authorized common shares	2,000,000

During the current reporting period, the Fund sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

NMI
Common shares sold through shelf offering	4,954
Weighted average premium to NAV per common share sold	1.11%

Refer to the Notes to Financial Statements for further details on Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

The Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of October 31, 2023, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NUV	NUW	NMI
Common shares cumulatively repurchased and retired	0	0	0
Common shares authorized for repurchase	20,750,000	1,795,000	1,005,000

OTHER COMMON SHARE INFORMATION

As of October 31, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NUV	NUW	NMI
Common share NAV	$ 8.69	$ 14.20	$ 9.16
Common share price	$ 7.99	$ 12.60	$ 8.35
Premium/(Discount) to NAV	(8.06)%	(11.27)%	(8.84)%
Average premium/(discount) to NAV	(6.03)%	(8.73)%	(4.55)%

About the Funds’ Benchmarks

S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NMI Linked Benchmark: Represents the linked returns between the S&P Municipal Bond Index (defined herein) through September 29, 2023 and the S&P Municipal Yield Index (defined herein) subsequent to September 29, 2023.

NUV	Nuveen Municipal Value Fund, Inc. Performance Overview and Holding Summaries as of October 31, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of October 31, 2023
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NUV at Common Share NAV	6/17/87	2.79%	1.04%	2.77%

NUV at Common Share Price	6/17/87	(0.52)%	0.84%	2.64%

S&P Municipal Bond Index	–	2.36%	1.04%	2.18%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2023 - Common Share Price

Holdings Summaries as of October 31, 2023

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)

Municipal Bonds	99.5%

Other Assets & Liabilities, Net	1.7%

Floating Rate Obligations	(1.2)%

Net Assets	100%

Bond Credit Quality
(% of total investment exposure)

U.S. Guaranteed	4.2%

AAA	7.6%

AA	40.4%

A	28.4%

BBB	11.2%

BB or Lower	2.3%

N/R (not rated)	5.9%

Total	100%

Portfolio Composition
(% of total investments)

Tax Obligation/Limited	28.4%

Transportation	20.6%

Tax Obligation/General	14.4%

Utilities	14.2%

Health Care	7.6%

Education and Civic Organizations	4.8%

U.S. Guaranteed	4.7%

Other	5.3%

Total	100%

States and Territories[1]
(% of total municipal bonds)

Texas	13.1%

Illinois	11.0%

New York	7.6%

California	6.5%

Colorado	6.4%

Florida	5.7%

New Jersey	4.5%

Ohio	4.0%

Washington	4.0%

Georgia	4.0%

Michigan	3.0%

Nevada	2.7%

South Carolina	2.4%

Pennsylvania	2.1%

Kentucky	1.8%

Puerto Rico	1.8%

District of Columbia	1.7%

Tennessee	1.5%

Oklahoma	1.4%

Utah	1.4%

Other	13.4%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NUW	Nuveen AMT-Free Municipal Value Fund Performance Overview and Holding Summaries as of October 31, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of October 31, 2023
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NUW at Common Share NAV	2/25/09	3.27%	1.24%	2.79%

NUW at Common Share Price	2/25/09	(1.08)%	1.04%	2.42%

S&P Municipal Bond Index	–	2.36%	1.04%	2.18%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2023 - Common Share Price

Holdings Summaries as of October 31, 2023

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)

Municipal Bonds	98.5%

Common Stocks	0.5%

Other Assets & Liabilities, Net	1.8%

Floating Rate Obligations	(0.8)%

Net Assets	100%

Bond Credit Quality
(% of total investment exposure)

U.S. Guaranteed	1.6%

AAA	7.7%

AA	40.8%

A	29.6%

BBB	11.7%

BB or Lower	2.0%

N/R (not rated)	6.1%

N/A (not applicable)	0.5%

Total	100%

Portfolio Composition
(% of total investments)

Tax Obligation/Limited	24.2%

Utilities	20.2%

Tax Obligation/General	16.9%

Transportation	10.5%

Health Care	9.5%

Education and Civic Organizations	7.2%

Consumer Staples	4.4%

Other	6.6%

Common Stocks	0.5%

Total	100%

States and Territories[1]
(% of total municipal bonds)

California	11.5%

Illinois	10.4%

Texas	9.6%

New York	6.9%

New Jersey	6.9%

Nevada	5.6%

Pennsylvania	4.4%

Ohio	4.2%

Colorado	4.1%

Florida	3.8%

Tennessee	3.8%

Washington	3.5%

Kentucky	3.4%

Maryland	3.2%

Puerto Rico	3.0%

Georgia	2.6%

South Carolina	1.7%

West Virginia	1.5%

Arizona	1.3%

Minnesota	1.2%

Other	7.4%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of October 31, 2023
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NMI at Common Share NAV	4/20/88	2.94%	0.24%	2.47%

NMI at Common Share Price	4/20/88	1.80%	0.05%	2.26%

S&P Municipal Bond Index	–	2.36%	1.04%	2.18%

S&P Municipal Yield Index	–	3.80%	1.55%	3.70%

NMI Linked Benchmark	–	1.23%	0.81%	2.06%

*For purposes of Fund performance, relative results are measured against the linked returns between the S&P Municipal Bond Index (through September 29, 2023) and the S&P Municipal Yield Index (subsequent to September 29, 2023).

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2023 - Common Share Price

Holdings Summaries as of October 31, 2023

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	96.6%

Short-Term Municipal Bonds	2.9%

Other Assets & Liabilities, Net	0.5%

Net Assets	100%

Bond Credit Quality (% of total investment exposure)

U.S. Guaranteed	3.7%

AAA	2.1%

AA	29.0

A	30.3%

BBB	11.0%

BB or Lower	6.1%

N/R (not rated)	17.8%

Total	100%

Portfolio Composition (% of total investments)

Transportation	21.2%

Health Care	21.0%

Tax Obligation/Limited	18.0%

Education and Civic Organizations	10.5%

Utilities	8.7%

Tax Obligation/General	7.4%

Long-Term Care	3.8%

Other	9.4%

Total	100%

States and Territories[1] (% of total municipal bonds)

Colorado	15.0%

Illinois	12.6%

Texas	10.2%

Florida	5.6%

Arizona	4.9%

Missouri	4.2%

New York	3.8%

Wisconsin	3.8%

Indiana	2.8%

North Carolina	2.8%

California	2.7%

New Jersey	2.6%

Louisiana	2.3%

Pennsylvania	2.3%

Alabama	2.3%

Georgia	2.2%

Virginia	2.0%

Hawaii	1.8%

Minnesota	1.8%

Ohio	1.8%

Other	12.5%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

Shareholder Meeting Report

The annual meeting of shareholders was held on August 9, 2023, for NUV, NUW, and NMI; at this meeting the shareholders were asked to elect Board members.

	NUV	NUW	NMI

	Common Shares	Common Shares	Common Shares

Approval of the Board Members was reached as follows:

Amy B.R. Lancellotta
For	167,611,770	14,293,466	7,951,418
Withhold	4,342,613	1,752,981	364,554

Total	171,954,383	16,046,447	8,315,972

John K. Nelson
For	167,524,604	14,153,422	7,922,811
Withhold	4,429,779	1,893,025	393,161

Total	171,954,383	16,046,447	8,315,972

Terence J. Toth
For	167,333,902	14,162,033	7,896,658
Withhold	4,620,481	1,884,414	419,314

Total	171,954,383	16,046,447	8,315,972

Robert L. Young
For	167,700,960	14,153,629	7,966,792
Withhold	4,253,423	1,892,818	349,180

Total	171,954,383	16,046,447	8,315,972

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Directors/Trustees

Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, and Nuveen Municipal Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, and Nuveen Municipal Income Fund, Inc. (the Funds), including the portfolios of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

December 28, 2023

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 99.5%

		MUNICIPAL BONDS - 99.5%

		Alabama - 0.2%

		Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020:
$255		4.000%, 7/01/39 - BAM Insured	7/30 at 100.00	$232,507
225		4.000%, 7/01/40 - BAM Insured	7/30 at 100.00	203,945

3,805	(c)	Homewood, Alabama, General Obligation Warrants, Series 2016, 5.000%, 9/01/36, (Pre-refunded 9/01/26)	9/26 at 100.00	3,938,059
		Total Alabama		4,374,511

		Alaska - 0.4%

9,750		Anchorage, Alaska, Solid Waste Services Revenue Bonds, Refunding Series 2022A, 4.000%, 11/01/52	11/32 at 100.00	8,021,167

110		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1, 4.000%, 6/01/50	6/31 at 100.00	88,132
		Total Alaska		8,109,299

		Arizona - 1.0%

1,915		Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49, (AMT), (Mandatory Put 6/03/24)	6/24 at 100.00	1,914,386

2,935		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/35	7/27 at 100.00	3,010,385

780		Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Lien Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	669,283

2,590		Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2021A, 5.000%, 7/01/45	7/31 at 100.00	2,645,395

2,175		Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical Center, Series 2021A, 4.000%, 4/01/46	4/31 at 100.00	1,728,821

5,600		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	5,436,116

		Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000		5.000%, 7/01/34	7/27 at 100.00	1,034,891
750		5.000%, 7/01/35	7/27 at 100.00	774,102
		Total Arizona		17,213,379

		California - 6.5%

405		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	329,753

1,250		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2020A, 4.000%, 6/01/49	12/30 at 100.00	1,017,757

4,080	(c)	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	4,250,951

5,920		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/48	11/27 at 100.00	5,836,000

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$1,650		California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/35	8/27 at 100.00	$1,660,904

		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
1,635		5.000%, 12/31/43, (AMT)	6/28 at 100.00	1,547,046
3,495		5.000%, 12/31/47, (AMT)	6/28 at 100.00	3,273,156

1,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018B, 5.000%, 6/01/48, (AMT)	6/28 at 100.00	933,003

2,290		California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	2,260,481

1,625	(c)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38, (Pre-refunded 1/02/24)	1/24 at 100.00	1,628,422

3,500		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A	6/26 at 100.00	3,092,843

4,505		Covina-Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 0.000%, 6/01/28 - FGIC Insured	No Opt. Call	3,683,488

5,700		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45	6/27 at 100.00	5,806,107

2,180	(d)	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/42	1/31 at 100.00	2,456,142

		Fresno, California, Airport Revenue Bonds, Series 2023A:
1,000		5.000%, 7/01/48 - BAM Insured, (AMT)	7/33 at 100.00	960,234
1,000		5.000%, 7/01/53 - BAM Insured, (AMT)	7/33 at 100.00	947,968

49,020		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	4,020,733

345		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	344,986

2,780		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Series 2022I, 5.000%, 5/15/48	11/31 at 100.00	2,835,235

2,725		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2023A, 5.250%, 7/01/53	7/33 at 100.00	2,870,152

2,555		Merced Union High School District, Merced County, California, General Obligation Bonds, Series 1999A, 0.000%, 8/01/24 - FGIC Insured	No Opt. Call	2,475,750

2,365		Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	1,998,822

		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A:
3,060		5.875%, 8/01/28	2/28 at 100.00	3,345,619
2,315	(d)	0.000%, 8/01/43	8/35 at 100.00	2,015,947

3,550		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	3,998,479

10,150		Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/33 - AGM Insured	No Opt. Call	6,651,087

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	California (continued)
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds, Series 2000B:
$2,575	0.000%, 8/01/24 - FGIC Insured	No Opt. Call	$2,494,948
2,660	0.000%, 8/01/25 - FGIC Insured	No Opt. Call	2,458,372

230	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement Bonds, Subordinate Series 2018C, 4.000%, 6/01/32	6/28 at 100.00	218,107

	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019D:
6,000	5.000%, 5/01/36	5/29 at 100.00	6,294,364
4,000	5.000%, 5/01/39	5/29 at 100.00	4,128,381

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A:
315	4.000%, 1/15/39	1/32 at 100.00	286,816
525	4.000%, 1/15/41	1/32 at 100.00	468,947
550	4.000%, 1/15/43	1/32 at 100.00	483,070
200	4.000%, 1/15/44	1/32 at 100.00	174,275

12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 - NPFG Insured	No Opt. Call	11,478,042

13,220	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/28 - NPFG Insured	No Opt. Call	10,897,830

5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 - FGIC Insured	No Opt. Call	4,839,719

5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/48	8/25 at 29.16	1,511,170

440	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021B Class 2, 4.000%, 6/01/49	12/30 at 100.00	411,201

575	Vernon, California, Electric System Revenue Bonds, Series 2021A, 5.000%, 4/01/28	No Opt. Call	576,362
	Total California		116,962,669

	Colorado - 6.4%

7,500	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A, 5.500%, 12/01/43	12/28 at 100.00	7,814,660

4,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 4.000%, 8/01/49	8/29 at 100.00	3,214,185

1,255	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	1,129,825

7,070	Colorado Mountain College, Colorado, Certificates of Participation, Series 2021, 4.000%, 12/01/46	12/31 at 100.00	6,050,473

4,500	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/37	3/28 at 100.00	4,595,851

1,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2020R, 4.000%, 3/15/45	3/30 at 100.00	848,900

	Colorado State, Certificates of Participation, Lease Purchase Financing Program, National Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	1,298,374
2,000	5.000%, 9/01/31	3/28 at 100.00	2,078,299
1,260	5.000%, 9/01/32	3/28 at 100.00	1,309,262
620	5.000%, 9/01/33	3/28 at 100.00	643,548

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$3,790		Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	$3,899,785

3,400		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022B, 5.250%, 11/15/53	11/32 at 100.00	3,485,620

5,160		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	12/23 at 100.00	5,094,277

2,000		Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35	12/26 at 100.00	1,932,059

		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660		0.000%, 9/01/29 - NPFG Insured	No Opt. Call	7,533,150
24,200		0.000%, 9/01/31 - NPFG Insured	No Opt. Call	17,175,948
17,000		0.000%, 9/01/32 - NPFG Insured	No Opt. Call	11,496,168

2,905		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A, 5.000%, 9/01/40	9/24 at 100.00	2,913,126

7,600		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 - NPFG Insured	9/26 at 52.09	3,347,302

8,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	8,847,450

1,400		Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A, 4.000%, 7/15/34	1/31 at 100.00	1,315,697

4,945		Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2017A, 5.000%, 11/01/40	11/26 at 100.00	5,010,552

		State of Colorado, Rural Colorado, Certificates of Participation, Series 2022:
5,355		6.000%, 12/15/38	12/32 at 100.00	6,023,467
3,000		6.000%, 12/15/41	12/32 at 100.00	3,336,461

4,250	(c)	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43, (Pre-refunded 6/01/28)	6/28 at 100.00	4,493,031
		Total Colorado		114,887,470

		Connecticut - 0.9%

2,125		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut Children’s Medical Center and Subsidiaries, Series 2023E, 5.250%, 7/15/48	1/33 at 100.00	2,128,961

8,440		Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	8,559,357

5,000		Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	5,041,008
		Total Connecticut		15,729,326

		Delaware - 0.1%

1,270		Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2021, 4.000%, 1/01/46	1/32 at 100.00	1,053,404
		Total Delaware		1,053,404

		District of Columbia - 1.7%

15,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	12/23 at 24.98	3,219,247

5,390		District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior Lien Series 2018B, 5.000%, 10/01/43	4/28 at 100.00	5,457,912

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		District of Columbia (continued)
$3,865		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 5.000%, 10/01/47	10/29 at 100.00	$3,640,642

10,000		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	10,552,364

		Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2021A:
670		4.000%, 10/01/36	10/30 at 100.00	618,304
1,060		4.000%, 10/01/38	10/30 at 100.00	937,905
1,265		4.000%, 10/01/39	10/30 at 100.00	1,099,361

1,745		Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2021B, 4.000%, 10/01/38	10/30 at 100.00	1,544,005

		Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds, Series 2020A:
2,390		4.000%, 7/15/45	7/30 at 100.00	2,071,607
1,775		5.000%, 7/15/45	7/30 at 100.00	1,798,242
		Total District of Columbia		30,939,589

		Florida - 5.7%

1,000		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2022 Project Series 2022, 5.000%, 5/01/53	5/32 at 100.00	839,332

1,240		Broward County, Florida, Half-Cent Sales Tax Revenue Bonds, Refunding Series 2020, 4.000%, 10/01/40	10/30 at 100.00	1,114,288

23,000		Broward County, Florida, Tourist Development Tax Revenue Bonds, Convention Center Expansion Project, Series 2021, 4.000%, 9/01/51	9/31 at 100.00	18,513,854

565		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A	6/25 at 100.00	553,863

		Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF Health - Jacksonville Project, Series 2022A:
1,800		4.000%, 2/01/41 - AGM Insured	2/32 at 100.00	1,547,243
1,875		4.000%, 2/01/42 - AGM Insured	2/32 at 100.00	1,590,838

15,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail Expansion Project, Series 2023C, 8.000%, 7/01/57, (AMT), (Mandatory Put 4/01/24), 144A	11/23 at 100.00	15,106,023

4,000		Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	4,111,804

3,500		Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, 5.000%, 10/01/47	10/29 at 100.00	3,504,410

2,290	(c)	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40, (Pre-refunded 10/01/24)	10/24 at 100.00	2,312,736

1,000		Lakeland, Florida, Energy System Revenue Bonds, Series 2021, 4.000%, 10/01/40	10/31 at 100.00	892,326

2,735		Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Series 2021B, 4.000%, 11/15/46	11/31 at 100.00	2,193,202

5,090		Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/40	12/23 at 100.00	4,925,809

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$2,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	$1,978,370

3,000		Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2022, 5.000%, 7/01/51	7/32 at 100.00	2,971,608

5,330		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022, 4.000%, 10/01/52	4/32 at 100.00	4,291,452

		Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
3,500		5.000%, 10/01/36	10/27 at 100.00	3,595,286
3,780		5.000%, 10/01/37	10/27 at 100.00	3,877,217
1,120		5.000%, 10/01/38	10/27 at 100.00	1,147,482

10,725	(c)	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A, 5.000%, 11/01/44, (Pre-refunded 5/01/24)	5/24 at 100.00	10,782,252

		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2:
3,500		0.000%, 10/01/43	10/29 at 61.27	1,054,195
3,575		0.000%, 10/01/44	10/29 at 59.08	998,525
4,000		0.000%, 10/01/45	10/29 at 56.95	1,043,743
750		0.000%, 10/01/49	10/29 at 49.08	146,948
5,000		0.000%, 10/01/50	10/29 at 47.17	917,534
11,000		0.000%, 10/01/53	10/29 at 41.97	1,651,703

4,000		Pembroke Pines, Florida, Capital Improvement Revenue Bonds, Series 2019A, 4.000%, 7/01/38	7/29 at 100.00	3,617,332

1,020		Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	981,774

6,865		South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%, 5/01/34	5/25 at 100.00	6,561,876
		Total Florida		102,823,025

		Georgia - 4.0%

3,325		Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	3,308,774

2,290		Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	2,177,199

		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B:
3,500		5.500%, 2/15/42	2/27 at 100.00	3,573,444
2,500		5.250%, 2/15/45	2/27 at 100.00	2,524,736

1,500		Geo. L. Smith II Georgia World Congress Center Authority, Georgia, Convention Center Hotel Revenue Bonds, First Tier Series 2021A, 4.000%, 1/01/54	1/31 at 100.00	1,123,986

10,500		Georgia Ports Authority, Revenue Bonds, Series 2022, 5.250%, 7/01/52	7/32 at 100.00	10,786,511

17,010		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A, 5.000%, 1/01/49 - BAM Insured	7/28 at 100.00	16,558,946

4,025		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds, Series 19A, 5.000%, 1/01/59 - AGM Insured	7/28 at 100.00	3,881,895

17,350		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2022A, 5.000%, 7/01/52 - AGM Insured	7/32 at 100.00	16,836,263

2,415		Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 5.000%, 1/01/35	1/25 at 100.00	2,402,505

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Georgia (continued)

	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2020A:
$1,000	5.000%, 1/01/45	1/31 at 100.00	$974,987
5,500	5.000%, 1/01/50	1/31 at 100.00	5,241,823

2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	1,997,392
	Total Georgia		71,388,461

	Hawaii - 0.4%

4,830	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2018A, 5.000%, 9/01/40	9/28 at 100.00	4,924,272

3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Senior Series 2018A, 5.000%, 7/01/37	1/28 at 100.00	3,077,872
	Total Hawaii		8,002,144

	Idaho - 0.1%

1,550	University of Idaho, General Revenue Bonds, Refunding Series 2022A, 4.000%, 4/01/45 - BAM Insured	4/32 at 100.00	1,325,564
	Total Idaho		1,325,564

	Illinois - 10.9%

5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	5,030,084

5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	5,109,996

2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	2,991,683

4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	4,890,423

17,775	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 - FGIC Insured	No Opt. Call	16,850,776

7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 - NPFG Insured	No Opt. Call	4,962,649

	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Limited Tax Capital Improvement Green Series 2021A:
2,325	4.000%, 12/01/46	12/31 at 100.00	1,942,933
4,000	4.000%, 12/01/51	12/31 at 100.00	3,248,303

1,960	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2021, 5.000%, 6/01/27	No Opt. Call	2,008,182

5,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2022A, 5.000%, 12/01/46 - BAM Insured	12/31 at 100.00	5,108,621

5,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.000%, 12/01/44	12/24 at 100.00	4,868,181

1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	1,013,395

1,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A, 5.000%, 11/15/32	11/30 at 100.00	1,562,992

2,040	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A: 4.000%, 11/15/40	11/30 at 100.00	1,780,056

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
$1,000		4.000%, 11/15/41	11/30 at 100.00	$862,224

1,300		Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/38	5/25 at 100.00	1,268,968

3,700		Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015B, 5.000%, 11/15/39	5/25 at 100.00	3,604,409

		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560		5.000%, 8/15/35	8/25 at 100.00	537,079
825		5.000%, 8/15/44	8/25 at 100.00	775,949

5,125		Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	5,230,657

1,755		Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	1,791,320

5,590		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	12/23 at 100.00	5,589,539

4,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B, 5.000%, 1/01/41	7/26 at 100.00	4,013,350

5,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A, 5.000%, 1/01/45	1/31 at 100.00	4,996,838

9,015		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A, 4.000%, 6/15/50	12/29 at 100.00	7,017,744

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B:
5,245		0.000%, 6/15/28 - NPFG Insured	No Opt. Call	4,227,904
11,675		0.000%, 6/15/29 - FGIC Insured	No Opt. Call	8,955,363

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
4,950		0.000%, 12/15/32 - NPFG Insured	No Opt. Call	3,200,019
21,375		0.000%, 6/15/34 - NPFG Insured	No Opt. Call	12,811,382
21,000		0.000%, 12/15/35 - NPFG Insured	No Opt. Call	11,539,922
21,970		0.000%, 6/15/36 - NPFG Insured	No Opt. Call	11,671,833
10,375		0.000%, 12/15/36 - NPFG Insured	No Opt. Call	5,325,783
10,000		0.000%, 12/15/37 - NPFG Insured	No Opt. Call	4,790,922
25,825		0.000%, 6/15/39 - NPFG Insured	No Opt. Call	11,222,737

6,095		Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 - NPFG Insured	No Opt. Call	6,970,578

8,000		Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 - NPFG Insured	No Opt. Call	9,041,732

5,000	(c)	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 5.000%, 6/01/44, (Pre-refunded 6/01/24)	6/24 at 100.00	5,034,006

		Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007:
2,645		0.000%, 12/01/23 - AGM Insured	No Opt. Call	2,636,249
2,375		0.000%, 12/01/23 - AGM Insured	No Opt. Call	2,366,230
		Total Illinois		196,851,011

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Indiana - 1.3%

$2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	$1,994,051

2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/42	7/26 at 100.00	1,993,210

4,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A, 5.000%, 2/01/54	2/29 at 100.00	4,183,586

	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
2,400	0.000%, 2/01/25 - AMBAC Insured	No Opt. Call	2,273,477
14,595	0.000%, 2/01/27 - AMBAC Insured	No Opt. Call	12,681,648
	Total Indiana		23,125,972

	Kentucky - 1.8%

	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Refunding Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	1,560,682
1,600	5.000%, 1/01/28	1/26 at 100.00	1,627,546

	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
1,280	5.000%, 9/01/37	9/28 at 100.00	1,303,306
1,435	5.000%, 9/01/38	9/28 at 100.00	1,445,183
4,000	5.000%, 9/01/43	9/28 at 100.00	3,781,877
2,000	5.000%, 9/01/48	9/28 at 100.00	1,887,386

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A, 5.000%, 12/01/45 - AGM Insured	12/27 at 100.00	998,797

8,935	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	8,111,734

6,000	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C, 6.600%, 7/01/39	7/31 at 100.00	6,557,237

5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017, 5.000%, 4/01/30	4/27 at 100.00	5,105,084
	Total Kentucky		32,378,832

	Louisiana - 0.6%

1,335	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A, 4.000%, 2/01/45	2/29 at 100.00	1,123,932

9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017A, 5.000%, 1/01/48 - AGM Insured	1/27 at 100.00	8,756,010

1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 - AGM Insured	10/28 at 100.00	1,455,220
	Total Louisiana		11,335,162

	Maine - 0.9%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2018A:
5,125	5.000%, 7/01/43	7/28 at 100.00	4,993,823
2,005	5.000%, 7/01/48	7/28 at 100.00	1,925,573

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maine (continued)
$1,805		Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 5.000%, 7/01/50	7/30 at 100.00	$1,806,963

7,990		University of Maine, System Revenue Bonds, Series 2022, 5.000%, 3/01/47	3/32 at 100.00	7,817,418
		Total Maine		16,543,777

		Maryland - 1.2%

		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,140		5.000%, 9/01/29	9/27 at 100.00	1,092,022
630		5.000%, 9/01/31	9/27 at 100.00	595,307
1,945		5.000%, 9/01/32	9/27 at 100.00	1,825,759
385		5.000%, 9/01/34	9/27 at 100.00	356,124
2,750		5.000%, 9/01/35	9/27 at 100.00	2,512,932
2,550		5.000%, 9/01/42	9/27 at 100.00	2,120,207
6,665		5.000%, 9/01/46	9/27 at 100.00	5,374,480

1,050		Maryland Health and Higher Educational Facilities Authority, Maryland, Revenue Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	1,013,875

		Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A:
4,375		5.000%, 5/01/47	5/28 at 100.00	4,384,364
2,260	(c)	5.000%, 5/01/47, (Pre-refunded 5/01/28)	5/28 at 100.00	2,377,281
		Total Maryland		21,652,351

		Massachusetts - 0.5%

1,000		Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2019A, 5.000%, 1/01/37	1/29 at 100.00	1,030,928

2,905		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	2,703,809

1,500		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 5.000%, 7/01/35	7/26 at 100.00	1,506,424

2,765		Massachusetts Development Finance Agency, Revenue Bonds, Dana- Farber Cancer Institute Issue, Series 2016N, 5.000%, 12/01/46	12/26 at 100.00	2,657,467

980		Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/29 - NPFG Insured	No Opt. Call	780,247
		Total Massachusetts		8,678,875

		Michigan - 2.9%

		Bloomfield Hills Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2023:
1,475		5.000%, 5/01/44	5/33 at 100.00	1,493,918
625		5.000%, 5/01/48	5/33 at 100.00	628,757
820		5.000%, 5/01/50	5/33 at 100.00	822,807

		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
1,405		6.000%, 10/01/33	12/23 at 100.00	1,273,915
2,520		6.000%, 10/01/43	12/23 at 100.00	2,120,713

15		Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 - NPFG Insured	12/23 at 100.00	15,001

2,925		Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - NPFG Insured	No Opt. Call	2,982,513

5		Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%, 7/01/34 - NPFG Insured	12/23 at 100.00	5,005

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)
$5		Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%, 7/01/34 - NPFG Insured	12/23 at 100.00	$5,005

4,000		Kalamazoo County, Michigan, General Obligation Bonds, Limitied Tax Series 2022, 4.000%, 5/01/45	5/31 at 100.00	3,382,301

3,315		Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	3,340,900

1,565		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49	12/30 at 100.00	1,533,944

6,000		Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47	11/26 at 100.00	4,941,875

		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
9,565		5.000%, 4/15/30	10/25 at 100.00	9,722,733
435	(c)	5.000%, 4/15/30, (Pre-refunded 10/15/25)	10/25 at 100.00	443,850

2,100		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2023II, 4.000%, 10/15/43	10/33 at 100.00	1,832,016

		Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program, Series 2021A:
3,020		4.000%, 11/15/37	11/31 at 100.00	2,801,340
6,510		4.000%, 11/15/38	11/31 at 100.00	6,006,252

		Michigan Technological University, General Revenue Bonds, Series 2023A:
1,515		5.000%, 10/01/47 - AGM Insured	10/31 at 100.00	1,476,914
675		5.250%, 10/01/52 - AGM Insured	10/31 at 100.00	673,129

1,800		Northern Michigan University, General Revenue Bonds, Series 2021, 4.000%, 6/01/46	6/31 at 100.00	1,414,200

1,100		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	1,080,378

5,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2023A, 5.250%, 12/01/48 - AGM Insured	12/33 at 100.00	5,093,859
		Total Michigan		53,091,325

		Minnesota - 0.3%

3,200		Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/34	No Opt. Call	3,516,356

1,480		University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	1,489,724
		Total Minnesota		5,006,080

		Missouri - 0.2%

3,465		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	12/23 at 100.00	3,253,280
		Total Missouri		3,253,280

		Montana - 0.6%

1,115		Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	1,149,299

		Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B:
1,340		5.000%, 7/01/30	7/28 at 100.00	1,340,540

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Montana (continued)
$1,415		5.000%, 7/01/31	7/28 at 100.00	$1,412,652
1,980		5.000%, 7/01/32	7/28 at 100.00	1,971,729
2,135		5.000%, 7/01/33	7/28 at 100.00	2,119,199

3,045		Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	2,921,528
		Total Montana		10,914,947

		Nebraska - 0.2%

		Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A:
1,710		5.000%, 9/01/35	No Opt. Call	1,690,546
1,500		5.000%, 9/01/42	No Opt. Call	1,410,523

1,400		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	1,353,630
		Total Nebraska		4,454,699

		Nevada - 2.7%

490		Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2020A, 4.000%, 6/15/40 - AGM Insured	6/30 at 100.00	429,671

		Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax, Additionally Secured by Pledged Revenue Series 2018B:
2,000		5.000%, 12/01/33	12/28 at 100.00	2,092,440
5,000		5.000%, 12/01/35	12/28 at 100.00	5,197,967

5,000		Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	5,023,269

8,500		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C, 5.250%, 7/01/43	7/28 at 100.00	8,627,207

		Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220		5.000%, 6/01/33	12/24 at 100.00	5,271,977
10,000		5.000%, 6/01/34	12/24 at 100.00	10,097,462
9,000		5.000%, 6/01/39	12/24 at 100.00	9,039,473

1,205		Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/41	6/26 at 100.00	1,213,645

2,000		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48	12/28 at 100.00	1,867,447

250		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 - AGM Insured	12/28 at 100.00	257,514
		Total Nevada		49,118,072

		New Jersey - 4.4%

2,500		Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/36	1/29 at 100.00	2,602,084

930		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 - AGM Insured, (AMT)	1/24 at 100.00	930,181

6,000	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31, (Pre- refunded 12/15/26)	12/26 at 100.00	6,303,208

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Jersey (continued)
$5,990		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1, 5.500%, 9/01/25 - AGM Insured	No Opt. Call	$6,149,035

3,380		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB, 4.000%, 6/15/46	12/31 at 100.00	2,882,131

9,420		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/31	No Opt. Call	6,471,304

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
30,000		0.000%, 12/15/30 - FGIC Insured	No Opt. Call	21,760,968
27,000		0.000%, 12/15/32 - AGM Insured	No Opt. Call	17,943,520

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750		5.250%, 6/15/32	6/25 at 100.00	2,777,862
2,150		5.250%, 6/15/34	6/25 at 100.00	2,167,144

1,220		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA, 4.000%, 6/15/50	12/30 at 100.00	1,014,323

2,000		New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	2,024,821

3,760		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/43	1/28 at 100.00	3,337,050

1,455		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A, 5.000%, 11/01/41 - BAM Insured	11/30 at 100.00	1,453,788

2,535		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	2,353,567
		Total New Jersey		80,170,986

		New York - 7.6%

4,200		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021B, 4.000%, 3/15/47	3/31 at 100.00	3,616,080

		Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A:
2,970		5.000%, 7/01/42	7/27 at 100.00	2,997,246
780	(c)	5.000%, 7/01/42, (Pre-refunded 7/01/27)	7/27 at 100.00	813,979

1,950		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018, 5.000%, 9/01/39	9/28 at 100.00	1,984,378

		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2021A:
1,000		4.000%, 9/01/39	9/31 at 100.00	887,562
2,100		4.000%, 9/01/41	9/31 at 100.00	1,828,233

		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1:
3,100		4.750%, 11/15/45	5/30 at 100.00	2,853,357
8,325		5.000%, 11/15/50	5/30 at 100.00	7,929,126

		MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing Agreement Payable by the Metropolitan Transportation Authority, Series 2016A:
3,135		5.000%, 11/15/51	11/23 at 100.00	2,955,701
7,380		5.000%, 11/15/56	11/23 at 100.00	6,872,100

		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
1,500		5.000%, 1/01/29 - AGM Insured	No Opt. Call	1,556,992

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)
$1,750	5.000%, 1/01/30 - AGM Insured	No Opt. Call	$1,823,684

4,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2, 4.000%, 6/15/37	6/29 at 100.00	3,733,725

17,425	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/37	7/28 at 100.00	17,774,840

5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2022 Subseries F-1, 5.000%, 2/01/51	2/32 at 100.00	4,971,614

3,465	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	3,511,767

11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	10,528,369

3,180	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series 1WTC-2021, 4.000%, 2/15/43 - BAM Insured	2/30 at 100.00	2,698,174

4,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	3,314,312

1,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A, 4.000%, 3/15/49	9/32 at 100.00	856,085

8,270	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41, (AMT)	7/24 at 100.00	7,853,322

5,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%, 12/01/40, (AMT)	12/32 at 100.00	4,809,173

	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,250	5.000%, 1/01/34, (AMT)	1/28 at 100.00	3,136,290
5,250	5.000%, 1/01/36, (AMT)	1/28 at 100.00	4,974,126

4,500	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A-2, 4.000%, 6/01/50	6/31 at 100.00	3,616,212

8,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	8,154,460

3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	2,967,058

7,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Green Bonds, Series 2022D-2, 4.500%, 5/15/52	11/32 at 100.00	6,446,789

5,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A-1, 5.000%, 5/15/51	5/31 at 100.00	4,957,045

6,000	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2022A, 5.250%, 5/15/57	11/32 at 100.00	6,120,359

650	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B, 5.000%, 6/01/24	No Opt. Call	646,613
	Total New York		137,188,771

	North Carolina - 1.0%

1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 10/01/44	10/26 at 100.00	1,523,786

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		North Carolina (continued)
		North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
$2,155		5.000%, 12/31/37, (AMT)	6/25 at 100.00	$2,077,798
4,175		5.000%, 6/30/54, (AMT)	6/25 at 100.00	3,758,243

2,995		North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/54	7/26 at 100.00	2,786,029

		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019:
2,000		0.000%, 1/01/41	1/30 at 71.45	820,768
1,500		0.000%, 1/01/42	1/30 at 68.97	577,723
14,500		0.000%, 1/01/49	1/30 at 54.10	3,595,143

		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017:
1,625		5.000%, 1/01/30	1/27 at 100.00	1,648,800

1,850		5.000%, 1/01/32	1/27 at 100.00	1,875,895
		Total North Carolina		18,664,185

		North Dakota - 0.1%

1,840		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	1,648,362
		Total North Dakota		1,648,362

		Ohio - 4.0%

4,710		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	3,769,657

44,200		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	36,208,406

4,975		Central Ohio Transit Authority, Ohio, General Obligation Bonds, Capital Facilities Limited Tax Series 2023, 5.000%, 12/01/53	12/33 at 100.00	4,985,961

1,195		Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Refunding & Improvement Series 2017A, 5.000%, 11/01/32	11/27 at 100.00	1,241,427

3,485		Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	2,904,570

5,000		Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018, 5.000%, 6/01/43	6/28 at 100.00	5,061,014

14,500		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)	No Opt. Call	12,774,236

4,110		Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015, 5.000%, 12/31/39 - AGM Insured, (AMT)	6/25 at 100.00	3,870,372

1,940		Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue Bonds, Series 2021, 4.250%, 12/01/50, 144A	12/28 at 100.00	1,420,326
		Total Ohio		72,235,969

		Oklahoma - 1.4%

4,000	(c)	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/36, (Pre-refunded 7/01/26)	7/26 at 100.00	4,120,361

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Oklahoma (continued)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A:
$1,590	5.000%, 8/15/27	8/25 at 100.00	$1,590,077
1,250	5.000%, 8/15/29	8/25 at 100.00	1,236,967

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
1,790	5.250%, 8/15/43	8/28 at 100.00	1,562,093
7,040	5.500%, 8/15/57	8/28 at 100.00	6,020,583

1,000	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022, 5.500%, 8/15/37	8/32 at 100.00	906,240

10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A, 5.000%, 1/01/42	1/26 at 100.00	9,893,641
	Total Oklahoma		25,329,962

	Oregon - 1.3%

2,500	Oregon Health and Science University, Revenue Bonds, Green Series 2021A, 4.000%, 7/01/44	1/32 at 100.00	2,140,124

6,585	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2017B, 5.000%, 11/15/28	5/27 at 100.00	6,885,214

2,000	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2021A, 4.000%, 5/01/40	5/31 at 100.00	1,798,170

7,500	Portland, Oregon, Sewer System Revenue Bonds, Second Lien Refunding Series 2023A, 5.000%, 12/01/47	6/33 at 100.00	7,598,698

5,330	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	5,338,917
	Total Oregon		23,761,123

	Pennsylvania - 2.1%

3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45	2/27 at 100.00	3,043,537

3,035	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B, 4.000%, 5/01/52	5/32 at 100.00	2,346,227

2,000	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A, 5.000%, 9/01/41	9/26 at 100.00	2,026,219

20,000	Pennsylvania State University, Revenue Bonds, Series 2023, 5.250%, 9/01/53	9/33 at 100.00	20,663,448

1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2014A, 4.750%, 12/01/37	12/26 at 100.00	1,251,445

3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2, 5.000%, 12/01/48	12/28 at 100.00	2,973,762

1,025	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	834,060

2,620	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A, 4.000%, 12/01/50	12/30 at 100.00	2,127,571

570	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 - AGM Insured	9/29 at 100.00	534,644

1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2017, 5.000%, 1/01/38, (AMT)	1/28 at 100.00	1,261,640
	Total Pennsylvania		37,062,553

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Puerto Rico - 1.8%

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$10,046	0.000%, 7/01/33	7/28 at 86.06	$6,292,458
5,985	4.500%, 7/01/34	7/25 at 100.00	5,715,764
5,125	5.000%, 7/01/58	7/28 at 100.00	4,486,978

5,320	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	4,735,414

12,119	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	10,498,999
	Total Puerto Rico		31,729,613

	South Carolina - 2.4%

	Patriots Energy Group, South Carolina, Gas System Revenue Bonds, Improvement and Refunding Series 2021A:
3,750	4.000%, 6/01/46	6/31 at 100.00	3,034,979
1,500	4.000%, 6/01/51	6/31 at 100.00	1,174,667

	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 - AGC Insured	No Opt. Call	10,534,170
9,535	0.000%, 1/01/29 - AGC Insured	No Opt. Call	7,507,633

4,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2020A, 4.000%, 12/01/39	12/30 at 100.00	3,461,535

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016B:
5,500	5.000%, 12/01/46	12/26 at 100.00	5,245,353
8,000	5.000%, 12/01/56	12/26 at 100.00	7,425,938

1,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A, 5.000%, 12/01/55	6/32 at 100.00	1,393,565

3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	3,373,686
	Total South Carolina		43,151,526

	South Dakota - 0.1%

2,630	Baltic School District No. 49-1, South Dakota, General Obligation Bonds, Series 2022, 5.250%, 12/01/47 - AGM Insured	12/31 at 100.00	2,671,699
	Total South Dakota		2,671,699

	Tennessee - 1.5%

	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2022A:
760	4.000%, 4/01/37	4/31 at 100.00	707,682
1,305	4.000%, 4/01/40	4/31 at 100.00	1,182,160

	Loudon, Tennessee, Water and Sewer Revenue Bonds, Series 2023:
1,000	5.000%, 3/01/40	3/33 at 100.00	1,019,881
1,000	5.000%, 3/01/41	3/33 at 100.00	1,015,808
1,495	5.000%, 3/01/42	3/33 at 100.00	1,511,295
4,250	4.375%, 3/01/48	3/33 at 100.00	3,623,295

1,450	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B, 5.000%, 10/01/45	10/30 at 100.00	1,474,024

2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	2,253,742

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Tennessee (continued)
$2,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Improvement Revenue Bonds, Series 2022A, 5.250%, 7/01/47	7/32 at 100.00	$2,016,988

1,375		New Memphis Arena Public Building Authority, Memphis and Shelby County, Tennessee, Local Government Public Improvement Bonds, Capital Appreciation Series 2021, 0.000%, 4/01/40	4/31 at 81.47	548,070

3,000		Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2017A, 5.000%, 11/01/42	11/27 at 100.00	3,013,735

5,000		Tennessee State, General Obligation Bonds, Series 2023A, 5.000%, 5/01/40	5/33 at 100.00	5,221,722

3,240		West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Improvement Series 2022, 4.000%, 6/01/52	6/32 at 100.00	2,723,491
		Total Tennessee		26,311,893

		Texas - 13.0%

240		Baytown Municipal Development District, Texas, Hotel Revenue Bonds, Baytown Convention Center Hotel, First-Lien Series 2021A, 4.000%, 10/01/50	10/31 at 100.00	170,943

14,355	(e)	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%, 2/15/43, (UB)	2/27 at 100.00	12,372,986

4,750		Bexar County Hospital District, Texas, Certificates of Obligation, Series 2023, 5.000%, 2/15/48	8/32 at 100.00	4,785,493

710		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A, 5.000%, 1/01/39	1/30 at 100.00	716,041

240		Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	221,144

5,000		El Paso County Hospital District, Texas, General Obligtion Bonds, Certificates of Obligation Series 2013, 5.000%, 8/15/39	12/23 at 100.00	4,504,587

		Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A:
2,600		4.000%, 9/01/46 - AGM Insured	12/23 at 100.00	2,068,642
5,500		4.000%, 9/01/48 - AGM Insured	12/23 at 100.00	4,296,252

2,845		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45	6/25 at 100.00	2,304,640

7,295		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 - AGM Insured	11/31 at 39.79	1,435,475

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
11,055		0.000%, 11/15/27	No Opt. Call	9,046,029
845	(c)	0.000%, 11/15/27, (ETM)	No Opt. Call	708,235

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
425		5.000%, 11/15/23	No Opt. Call	425,034
1,565		5.000%, 11/15/31	11/24 at 100.00	1,566,251

14,905		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 - NPFG Insured	11/24 at 59.10	8,232,872

1,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A, 4.000%, 12/01/40	12/31 at 100.00	832,002

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)

		Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
$1,590		5.000%, 7/01/43	7/28 at 100.00	$1,581,606
2,290		5.000%, 7/01/48	7/28 at 100.00	2,226,598

		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
24,755		0.000%, 9/01/29 - AMBAC Insured	No Opt. Call	18,977,178
12,940		0.000%, 9/01/30 - AMBAC Insured	No Opt. Call	9,440,851
10,000		0.000%, 9/01/31 - AMBAC Insured	No Opt. Call	6,936,354
19,500		0.000%, 9/01/32 - AMBAC Insured	No Opt. Call	12,849,726

5,120		Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39	8/25 at 100.00	5,151,147

4,510		Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/49	8/26 at 100.00	4,537,931

1,705		Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company - Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28, (AMT)	12/23 at 100.00	1,685,737

3,570		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021A, 5.000%, 5/15/51	5/31 at 100.00	3,409,853

		Lubbock, Texas, Electric Light and Power System Revenue Bonds, Series 2018:
2,170		5.000%, 4/15/40	4/28 at 100.00	2,129,934
3,930		5.000%, 4/15/43	4/28 at 100.00	3,782,896

		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
30,000	(c)	6.200%, 1/01/42, (Pre-refunded 1/01/25) - AGC Insured	1/25 at 100.00	30,758,016
5,220	(c)	6.500%, 1/01/43, (Pre-refunded 1/01/25)	1/25 at 100.00	5,366,517

15,450		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/36 - AGC Insured	No Opt. Call	8,637,676

5,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A, 4.000%, 1/01/43	1/28 at 100.00	4,196,241

8,000		North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B, 5.000%, 1/01/43	1/27 at 100.00	8,004,671

9,100		North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/32	1/25 at 100.00	9,128,811

1,750		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	1,732,073

5,000		Temple, Texas, General Obligation Bonds, Combination Tax and Revenue Series 2022B, 4.000%, 8/01/47	8/31 at 100.00	4,133,296

3,990		Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	4,067,548

5,400		Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A, 5.000%, 12/31/35	12/29 at 100.00	5,480,304

3,000		Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	2,979,319

1,750		Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	1,719,553

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$5,500		Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 - AMBAC Insured	No Opt. Call	$5,094,062

		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2017A:
12,500	(e)	4.000%, 10/15/42, (UB)	10/27 at 100.00	10,993,433
1,500		5.000%, 10/15/42	10/27 at 100.00	1,512,807

5,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2018B, 5.000%, 10/15/38	10/28 at 100.00	5,097,591
		Total Texas		235,298,355

		Utah - 1.4%

5,345		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	5,279,207

3,500		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	3,455,734

9,550		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, 5.250%, 7/01/48, (AMT)	7/33 at 100.00	9,380,832

		Salt Lake County, Utah, Sales Tax Revenue Bonds, TRCC Series 2017:
695		5.000%, 2/01/36	2/27 at 100.00	713,162
1,150		5.000%, 2/01/37	2/27 at 100.00	1,175,489

		Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Refunding Series 2017A:
1,250		5.000%, 9/01/29	3/28 at 100.00	1,299,468
1,000		5.000%, 9/01/30	3/28 at 100.00	1,037,557
1,250		5.000%, 9/01/31	3/28 at 100.00	1,293,572
660		5.000%, 9/01/32	3/28 at 100.00	681,826

540		Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A, 5.000%, 3/01/37	3/27 at 100.00	549,419
		Total Utah		24,866,266

		Virginia - 0.5%

1,805		Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, 5.000%, 7/01/51	7/26 at 100.00	1,677,834

4,355		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	11/23 at 100.00	3,735,581

4,100		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49, (AMT)	6/27 at 100.00	3,838,603
		Total Virginia		9,252,018

		Washington - 4.0%

8,825		Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Refunding & Improvement, Green Series 2021S-1, 4.000%, 11/01/46	11/31 at 100.00	7,473,395

2,235		Pierce County School District 10, Tacoma, Washington, General Obligation Bonds, Series 2020B, 4.000%, 12/01/43	12/30 at 100.00	1,942,115

		Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930		5.000%, 2/01/29	2/26 at 100.00	1,966,634
1,000		5.000%, 2/01/30	2/26 at 100.00	1,016,616

		Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2017:
1,175		5.000%, 12/01/38	6/27 at 100.00	1,150,121

NUV	Nuveen Municipal Value Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Washington (continued)
$5,000	5.000%, 12/01/41	6/27 at 100.00	$4,962,944

1,390	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	1,120,404

12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/33	12/23 at 100.00	12,000,745

1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017, 5.000%, 8/15/30	8/27 at 100.00	1,321,172

6,030	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Series2021B. Exchange Purchase, 4.000%, 7/01/37	7/31 at 100.00	5,369,469

	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Subordinate Series 2021B. Exchange Purchase:
4,615	4.000%, 7/01/43	7/31 at 100.00	3,822,156
7,830	3.000%, 7/01/48	7/31 at 100.00	4,920,305

	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018:
3,240	4.000%, 7/01/58	7/28 at 100.00	2,442,044
3,000	5.000%, 7/01/58	7/28 at 100.00	2,776,721

	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 - NPFG Insured	No Opt. Call	7,321,760
16,195	0.000%, 6/01/30 - NPFG Insured	No Opt. Call	12,480,881
	Total Washington		72,087,482

	West Virginia - 0.7%

1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/34	1/29 at 100.00	1,817,186

2,750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/38	9/29 at 100.00	2,590,859

3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018, 5.000%, 6/01/43	6/28 at 100.00	3,596,869

4,135	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2021, 5.000%, 6/01/47	6/31 at 100.00	4,182,683
	Total West Virginia		12,187,597

	Wisconsin - 0.7%

5,000	Public Finance Authority Wisconsin, Tax Exempt Pooled Securities, Class A Social Impact Certificates, Series 2023-1, 4.000%, 8/01/59, (Mandatory Put 7/01/26)	No Opt. Call	4,850,862

4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	12/23 at 100.00	4,198,879

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A:
2,870	4.000%, 11/15/46	5/26 at 100.00	2,406,393

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
$935	(c)	4.000%, 11/15/46, (Pre-refunded 5/15/26)	5/26 at 100.00	$933,573
		Total Wisconsin		12,389,707
		Total Municipal Bonds (cost $1,882,403,978)		1,795,221,291
		Total Long-Term Investments (cost $1,882,403,978)		1,795,221,291
		Floating Rate Obligations - (1.2)%		(21,480,000)
		Other Assets & Liabilities, Net - 1.7%		30,712,131
		Net Assets Applicable to Common Shares - 100%		$1,804,453,422

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See Notes to Financial Statements

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 99.0%
		MUNICIPAL BONDS - 98.5%

		Alaska - 0.3%

$800		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1, 5.000%, 6/01/31	No Opt. Call	$837,169
		Total Alaska		837,169

		Arizona - 1.3%

345		Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Lien Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	296,029

3,045		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	2,955,888
		Total Arizona		3,251,917

		California - 11.3%

1,730		Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 - AGM Insured	No Opt. Call	1,277,102

45		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	36,639

340		California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	335,617

		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Private Activity/Non AMT Refunding Subordinate Series 2019C:
1,280	(c)	5.000%, 5/15/30, (Pre-refunded 5/15/29)	5/29 at 100.00	1,378,384
760		5.000%, 5/15/30	5/29 at 100.00	816,203

450		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	506,850

10,200		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%, 8/01/38 - AGC Insured	8/29 at 100.00	11,277,824

1,030		Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35	No Opt. Call	610,569

2,470		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	2,470,286

12,955		San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/35 - AGM Insured	No Opt. Call	7,530,609

5,185		San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/44	8/25 at 36.88	1,712,417

115		Vernon, California, Electric System Revenue Bonds, Series 2021A, 5.000%, 4/01/28	No Opt. Call	115,272

700		Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/24 - FGIC Insured	No Opt. Call	677,941
		Total California		28,745,713

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado - 4.0%

		Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
$1,000		5.000%, 12/01/30	12/26 at 100.00	$995,788
1,500		5.000%, 12/01/36	12/26 at 100.00	1,423,611

		Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2019A:
1,750		4.000%, 12/01/38	12/29 at 100.00	1,448,830
2,000		4.000%, 12/01/39	12/29 at 100.00	1,630,836

5,885		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 - NPFG Insured	No Opt. Call	3,592,948

1,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	1,105,931
		Total Colorado		10,197,944

		Delaware - 0.2%

		Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150		4.125%, 1/01/39	1/24 at 100.00	134,677
200		5.000%, 1/01/44	1/24 at 100.00	200,106

130		Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019, 4.000%, 1/01/44	1/29 at 100.00	109,049
		Total Delaware		443,832

		District of Columbia - 0.9%

1,735		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 5.000%, 10/01/47	10/29 at 100.00	1,634,286

725		Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds, Series 2020A, 5.000%, 7/15/45	7/30 at 100.00	734,493
		Total District of Columbia		2,368,779

		Florida - 3.8%

1,655		Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/49	10/28 at 100.00	1,356,795

500		Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	513,975

1,000		JEA, Florida, Water and Sewer System Revenue Bonds, Series 2020A, 5.000%, 10/01/34	4/30 at 100.00	1,062,371

1,605		Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	1,503,727

535		Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 - AGM Insured	2/24 at 100.00	535,017

3,350		Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/32	10/25 at 100.00	3,391,033

510		Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	490,887

805	(d)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	12/23 at 100.00	749,123

880	(e)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	12/23 at 100.00	9
		Total Florida		9,602,937

NUW	Nuveen AMT-Free Municipal Value Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Georgia - 2.6%

$2,000		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.250%, 2/15/45	2/27 at 100.00	$2,019,789

1,470		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A, 5.000%, 1/01/49 - BAM Insured	7/28 at 100.00	1,431,020

		Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A:
1,790		0.000%, 1/01/32	No Opt. Call	1,179,963
2,000		5.000%, 1/01/35	1/25 at 100.00	1,989,652
		Total Georgia		6,620,424

		Illinois - 10.2%

2,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	2,012,033

2,000		Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	2,012,185

1,800		Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series 2019A, 5.000%, 12/01/43	12/29 at 100.00	1,794,392

7,500		Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2023A, 5.250%, 5/15/54	5/33 at 100.00	7,708,613

		Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund Revenue Bonds, Series 2017:
3,125		5.000%, 7/01/37	1/27 at 100.00	3,204,935
375	(c)	5.000%, 7/01/37, (Pre-refunded 1/01/27)	1/27 at 100.00	387,594

1,500		Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	1,537,373

525		Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	535,865

495		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A, 4.000%, 6/15/50	12/29 at 100.00	385,334

11,420		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/37 - NPFG Insured	No Opt. Call	5,471,233

		Will County Community Unit School District 201-U Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004:
340	(c)	0.000%, 11/01/23 - NPFG Insured, (ETM)	No Opt. Call	340,000
330		0.000%, 11/01/23 - NPFG Insured	No Opt. Call	330,000
300	(c)	0.000%, 11/01/23 - NPFG Insured, (ETM)	No Opt. Call	300,000
50	(c)	0.000%, 11/01/23 - NPFG Insured, (ETM)	No Opt. Call	50,000
25	(c)	0.000%, 11/01/23 - NPFG Insured, (ETM)	No Opt. Call	25,000
		Total Illinois		26,094,557

		Indiana - 0.6%

1,500		Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 - AMBAC Insured	No Opt. Call	1,420,923
		Total Indiana		1,420,923

		Kentucky - 3.3%

1,150		Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Refunding Series 2016, 5.000%, 1/01/29	1/26 at 100.00	1,167,985

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Kentucky (continued)
$1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A, 5.000%, 9/01/43	9/28 at 100.00	$945,469

1,185	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A, 5.000%, 12/01/47 - AGM Insured	12/23 at 100.00	1,128,196

1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/32	8/29 at 100.00	1,023,256

3,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	3,404,477

1,080	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Refunding First Tier Series 2021B, 4.000%, 7/01/53 - AGM Insured	7/31 at 100.00	839,270
	Total Kentucky		8,508,653

	Maine - 0.9%

2,425	University of Maine, System Revenue Bonds, Series 2022, 5.000%, 3/01/47	3/32 at 100.00	2,372,621
	Total Maine		2,372,621

	Maryland - 3.2%

3,420	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/33	9/27 at 100.00	3,190,451

5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A, 5.000%, 5/15/45	5/27 at 100.00	4,861,899
	Total Maryland		8,052,350

	Michigan - 0.7%

1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	1,007,813

850	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49	12/30 at 100.00	833,133
	Total Michigan		1,840,946

	Minnesota - 1.1%

1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	1,131,002

700	Southern Minnesota Municipal Power Agency, Badger Coulee Project Revenue Bonds, Series 2019A, 5.000%, 1/01/32	1/30 at 100.00	746,074

1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	1,028,233
	Total Minnesota		2,905,309

	Montana - 0.8%

	Montana Facility Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2021A:
500	5.000%, 6/01/31	No Opt. Call	512,832
640	4.000%, 6/01/38	6/31 at 100.00	559,073
1,245	4.000%, 6/01/40	6/31 at 100.00	1,064,153
	Total Montana		2,136,058

NUW	Nuveen AMT-Free Municipal Value Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Nevada - 5.5%

$3,000		Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax, Additionally Secured by Pledged Revenue Series 2018B, 5.000%, 12/01/33	12/28 at 100.00	$3,138,660

4,000		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C, 5.250%, 7/01/43	7/28 at 100.00	4,059,862

		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2019B:
3,015		5.000%, 7/01/36	7/29 at 100.00	3,116,101
1,665		5.000%, 7/01/37	7/29 at 100.00	1,707,725

2,000		Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/39	12/24 at 100.00	2,008,772

60		Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A	No Opt. Call	54,440
		Total Nevada		14,085,560

		New Jersey - 6.8%

		Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
105	(c)	5.000%, 2/15/25, (Pre-refunded 2/15/24)	2/24 at 100.00	105,250
100	(c)	5.000%, 2/15/34, (Pre-refunded 2/15/24)	2/24 at 100.00	100,238

110		Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	108,491

80		Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 - BAM Insured	10/28 at 100.00	68,133

		Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A:
175		5.000%, 1/01/37	1/29 at 100.00	180,794
125		5.000%, 1/01/38	1/29 at 100.00	128,035

245		Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 - AGM Insured	No Opt. Call	255,754

		Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
35		3.125%, 3/01/31 - BAM Insured	3/28 at 100.00	31,671
30		3.250%, 3/01/32 - BAM Insured	3/28 at 100.00	27,041
50		3.500%, 3/01/36 - BAM Insured	3/28 at 100.00	43,635

150		Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51	5/26 at 100.00	150,970

100		Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A, 5.000%, 11/01/29	11/27 at 100.00	104,203

100	(e)	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/32	12/23 at 100.00	69,607

125		Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series 2017, 5.000%, 1/15/27	No Opt. Call	129,983

20		Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	20,016

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Jersey (continued)

$100		Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding School Series 2017B, 4.000%, 3/01/25	No Opt. Call	$100,281

		New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
300		5.000%, 9/01/32 - BAM Insured	9/26 at 100.00	305,633
140		5.000%, 9/01/39 - BAM Insured	9/26 at 100.00	140,298

25		New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	23,209

		New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017:
220		4.000%, 7/15/37	7/27 at 100.00	191,990
25		5.000%, 7/15/47	7/27 at 100.00	22,779

100		New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A	9/27 at 100.00	82,406

35		New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	30,014

100		New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B, 4.500%, 6/15/40	12/28 at 100.00	93,367

215		New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39	8/24 at 100.00	153,158

125		New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Subordinate Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	112,630

55		New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	46,800

100		New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Rowan Properties LLC - Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	83,749

115		New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	116,383

		New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2017:
20		3.000%, 6/01/32	12/27 at 100.00	17,334
15		5.000%, 6/01/32	12/27 at 100.00	15,203

40	(c)	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29, (Pre-refunded 7/01/24)	7/24 at 100.00	40,154

155		New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	119,246

100		New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020, 5.000%, 1/01/40, 144A	1/28 at 102.00	66,445

935		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1, 5.500%, 9/01/27 - NPFG Insured	No Opt. Call	986,216

15		New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ, 4.000%, 6/15/50	12/30 at 100.00	12,340

145		New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F, 3.000%, 7/01/40	7/26 at 100.00	104,148

NUW	Nuveen AMT-Free Municipal Value Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New Jersey (continued)

$100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 - AGM Insured	7/25 at 100.00	$86,470

50	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	48,677

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
5	3.750%, 7/01/37	7/27 at 100.00	3,613
100	4.000%, 7/01/42	7/27 at 100.00	68,601
100	5.000%, 7/01/47	7/27 at 100.00	76,933

75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	12/23 at 100.00	73,711

	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
435	3.000%, 7/01/41	7/26 at 100.00	299,324
50	3.000%, 7/01/46	7/26 at 100.00	31,674
25	4.000%, 7/01/46	7/26 at 100.00	19,412

	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A:
200	4.000%, 7/01/47	7/27 at 100.00	155,113
30	5.000%, 7/01/47	7/27 at 100.00	27,483

25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint Elizabeth, Series 2016D, 5.000%, 7/01/46	7/26 at 100.00	20,379

80	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	72,084

230	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	225,055

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A:
150	5.000%, 7/01/28	7/27 at 100.00	155,834
150	5.000%, 7/01/57	7/27 at 100.00	141,581

110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	7/24 at 100.00	89,097

50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41	7/26 at 100.00	42,068

360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	348,066

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	25,521
40	5.000%, 7/01/33	7/26 at 100.00	40,796
30	5.000%, 7/01/34	7/26 at 100.00	30,554

130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	128,773

110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	12/23 at 100.00	110,010

125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	123,671

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Jersey (continued)
		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
$10		3.000%, 7/01/32	7/26 at 100.00	$8,093
405		4.000%, 7/01/48	7/26 at 100.00	313,052

		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
130		4.125%, 7/01/38 - AGM Insured	7/25 at 100.00	121,770
110		5.000%, 7/01/46 - AGM Insured	7/25 at 100.00	108,214

		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
50		4.000%, 7/01/44	7/29 at 100.00	40,696
205		3.000%, 7/01/49	7/29 at 100.00	133,022

50	(e)	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	36,212

120		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	96,724

270		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	222,623

435		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A, 3.875%, 11/01/38	11/27 at 100.00	368,674

100		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A, 2.900%, 11/01/39	11/28 at 100.00	74,708

		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A:
125		3.600%, 4/01/33	10/27 at 100.00	116,310
75		3.750%, 10/01/35	10/27 at 100.00	66,331

665		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C, 3.950%, 10/01/44	4/28 at 100.00	551,004

235		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2020E, 2.250%, 10/01/40	4/29 at 100.00	157,564

200		New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	200,519

70		New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A, 4.000%, 6/01/32	No Opt. Call	69,401

100		New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	74,695

5,020		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/31	No Opt. Call	3,448,614

2,170		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	916,749

255		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/41	6/25 at 100.00	255,207

50		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 4.000%, 12/15/39	12/29 at 100.00	44,745

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
225		3.500%, 6/15/46	12/28 at 100.00	173,091
100		4.000%, 6/15/50	12/28 at 100.00	83,141

NUW	Nuveen AMT-Free Municipal Value Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
$40	3.000%, 6/15/50	12/30 at 100.00	$26,206
30	4.000%, 6/15/50	12/30 at 100.00	24,942
70	5.000%, 6/15/50	12/30 at 100.00	68,243

255	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	247,708

200	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	157,485

300	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29	No Opt. Call	255,279

250	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2019A, 5.000%, 11/01/31 - AGM Insured	11/29 at 100.00	258,127

30	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A, 5.000%, 11/01/45	11/30 at 100.00	28,482

125	Sussex County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 6/01/27	6/26 at 100.00	119,512

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
215	4.000%, 6/01/37	6/28 at 100.00	200,370
305	5.250%, 6/01/46	6/28 at 100.00	299,838

450	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	417,793

535	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A, 5.500%, 5/01/30	No Opt. Call	588,294

170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	12/23 at 100.00	170,025
	Total New Jersey		17,375,567

	New York - 6.8%

500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2021A, 5.000%, 10/01/32 - AGM Insured	10/29 at 100.00	527,170

3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	3,118,661

1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	1,502,876

2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018, 5.000%, 9/01/39	9/28 at 100.00	2,086,141

1,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50	5/30 at 100.00	1,323,902

750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2020E, 5.000%, 11/15/30	No Opt. Call	770,695

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2024A-1:
1,450	4.000%, 5/01/53	5/33 at 100.00	1,203,166
1,510	5.000%, 5/01/53	5/33 at 100.00	1,498,156

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)
$1,230		New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	$1,246,601

315		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	315,371

1,000		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A-2, 5.000%, 6/01/31	No Opt. Call	1,045,762

3,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A-1, 2.000%, 5/15/45, (Mandatory Put 5/15/26)	No Opt. Call	2,793,487
		Total New York		17,431,988

		North Carolina - 1.1%

1,000		North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 7/01/42	10/26 at 100.00	1,004,106

		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017:
1,095		5.000%, 1/01/31 - AGM Insured	1/27 at 100.00	1,123,530
700		5.000%, 1/01/32	1/27 at 100.00	709,798
		Total North Carolina		2,837,434

		Ohio - 4.2%

570		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	456,201

8,580		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	7,028,690

3,095		Central Ohio Transit Authority, Ohio, General Obligation Bonds, Capital Facilities Limited Tax Series 2023, 5.000%, 12/01/48	12/33 at 100.00	3,119,268
		Total Ohio		10,604,159

		Oklahoma - 0.2%

500		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.500%, 8/15/57	8/28 at 100.00	427,598
		Total Oklahoma		427,598

		Pennsylvania - 4.3%

160		Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	141,196

50		Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2017, 5.000%, 10/15/37	10/27 at 100.00	45,473

465		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44	4/28 at 100.00	365,212

115		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A, 4.000%, 7/15/35	7/29 at 100.00	108,118

220	(c)	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32, (Pre-refunded 12/01/23)	12/23 at 100.00	220,239

230		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	210,758

105		Avon Grove School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2021A, 4.000%, 11/15/37	5/29 at 100.00	94,820

NUW	Nuveen AMT-Free Municipal Value Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
$380		Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50	11/27 at 100.00	$207,306

155		Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	133,293

15		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020, 5.000%, 10/01/39	10/29 at 100.00	13,098

125		Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016, 4.000%, 8/01/33	8/26 at 100.00	123,006

45		Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	45,140

155		Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53	8/30 at 100.00	91,009

70		Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	67,733

20		Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series 2020, 2.125%, 12/01/45	12/28 at 100.00	11,204

115		Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/39	12/24 at 100.00	115,184

100	(c)	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A, 5.000%, 11/15/46, (Pre-refunded 11/15/25)	11/25 at 100.00	102,220

75		Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37	10/27 at 100.00	66,376

190		Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50	9/30 at 100.00	151,794

35		Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51	12/25 at 103.00	22,661

20		Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	17,001

15		Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	12/23 at 100.00	12,945

35		Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	33,370

100		Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2020, 5.000%, 2/15/44	2/27 at 100.00	101,626

		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
40		5.000%, 6/01/33	6/28 at 100.00	40,924
355		4.000%, 6/01/39 - AGM Insured	6/28 at 100.00	318,037

70		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania Obligated Group, Refunding Series 2019, 5.000%, 1/01/45	1/25 at 104.00	54,914

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
$60	(c)	4.000%, 1/01/33, (Pre-refunded 1/01/25)	1/25 at 100.00	$59,983
45		4.000%, 1/01/33	1/25 at 100.00	40,309
20	(c)	4.000%, 1/01/33, (Pre-refunded 1/01/25)	1/25 at 100.00	19,994
65		5.000%, 1/01/38	1/25 at 100.00	61,155
55	(c)	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	55,603
15	(c)	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	15,165

100		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016, 5.000%, 1/01/29	1/26 at 100.00	99,053

		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A:
25		4.125%, 1/01/38	1/29 at 100.00	21,185
20	(c)	5.000%, 1/01/39, (Pre-refunded 1/01/29)	1/29 at 100.00	21,092
5	(c)	5.000%, 1/01/39, (Pre-refunded 1/01/29)	1/29 at 100.00	5,273
5		5.000%, 1/01/39	1/29 at 100.00	4,605

100		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College Project, Second Series 2017A, 5.000%, 11/01/39	11/27 at 100.00	101,454

200		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2019, 4.000%, 11/01/44	11/29 at 100.00	163,775

30		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University Project, Series 2019, 5.000%, 5/01/48	5/29 at 100.00	24,490

30		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	27,301

55		Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A, 5.000%, 6/01/35	6/26 at 100.00	55,372

		Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
245		5.000%, 7/01/42	7/27 at 100.00	247,179
540		5.000%, 7/01/47	7/27 at 100.00	538,621

295		Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A, 5.000%, 7/01/28	No Opt. Call	308,829

		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A:
185		5.000%, 7/01/41	No Opt. Call	155,912
40		5.000%, 7/01/41	No Opt. Call	41,102

25		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A, 4.000%, 7/01/45	No Opt. Call	17,406

150		Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 5.000%, 7/15/48	1/28 at 100.00	137,046

30	(c)	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46, (Pre-refunded 7/01/24)	7/24 at 100.00	30,174

100	(c)	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47, (Pre-refunded 7/01/25)	7/25 at 100.00	101,570

25		Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds, Series 2020B, 5.000%, 2/01/31	2/28 at 100.00	26,180

60		Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	43,513

NUW	Nuveen AMT-Free Municipal Value Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
$75		General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37	10/27 at 100.00	$60,129

		Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
15		3.250%, 5/01/36	5/26 at 100.00	11,773
35		3.500%, 5/01/41	5/26 at 100.00	25,183

20		Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	19,869

40		Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2020, 5.000%, 3/01/50	3/27 at 102.00	28,938

100		Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	96,357

155		Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	153,187

25		Lancaster School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2020, 4.000%, 6/01/35 - AGM Insured	12/28 at 100.00	24,001

		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A:
105	(c)	5.125%, 12/01/47, (Pre-refunded 12/01/23)	12/23 at 100.00	105,104
95		5.125%, 12/01/47	12/23 at 100.00	95,013

100		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016, 4.000%, 11/01/41	5/26 at 100.00	79,463

100		Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	94,246

50		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48	9/28 at 100.00	46,925

		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
50		4.000%, 9/01/44	9/29 at 100.00	41,948

25		4.000%, 9/01/49	9/29 at 100.00	19,929

200	(c)	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45, (Pre-refunded 1/15/25)	1/25 at 100.00	203,080

200		Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	192,758

90		Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette College, Refunding Series 2018, 4.000%, 11/01/38	11/28 at 100.00	79,644

55		Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2019, 5.000%, 11/01/44	11/26 at 103.00	43,861

140		Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 - AGM Insured	1/24 at 100.00	140,091

250		Pennsylvania Economic Development Financing Authority, Revenue Bonds, Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39	10/29 at 100.00	186,255

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
$35		4.000%, 11/01/39	12/23 at 100.00	$27,894
60		5.000%, 11/01/42	12/23 at 100.00	55,740

300		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	280,634

45		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	38,578

350		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	275,153

450		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41	10/25 at 100.00	343,597

65		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B, 3.450%, 10/01/32	10/26 at 100.00	59,293

45		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125B, 3.700%, 10/01/47	4/27 at 100.00	38,666

250		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 3.350%, 10/01/45	10/28 at 100.00	183,477

125		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 3.000%, 10/01/46	10/28 at 100.00	81,889

45		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133, 2.500%, 10/01/45	10/29 at 100.00	27,614

100		Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2014A, 4.750%, 12/01/37	12/26 at 100.00	100,116

100		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series 2018B, 5.000%, 12/01/48	12/28 at 100.00	95,437

585		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	575,155

50		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	40,686

25		Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%, 6/15/50, 144A	6/28 at 100.00	20,970

70		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017, 3.625%, 5/01/35	11/27 at 100.00	53,261

		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017:
45		5.000%, 3/15/45, 144A	3/28 at 100.00	35,153
5	(c)	5.000%, 3/15/45, (Pre-refunded 3/15/28), 144A	3/28 at 100.00	5,261

150		Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Fifteenth Series 2017, 5.000%, 8/01/47	8/27 at 100.00	142,201

105		Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth Series 2020A, 5.000%, 8/01/50 - AGM Insured	8/30 at 100.00	103,609

125		Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	125,811

100		Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30	7/27 at 100.00	99,889

NUW	Nuveen AMT-Free Municipal Value Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Pennsylvania (continued)
$100	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2017, 5.000%, 12/15/34	12/27 at 100.00	$101,596

20	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2020B, 4.000%, 9/01/45 - AGM Insured	9/30 at 100.00	17,105

25	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 - AGM Insured	9/29 at 100.00	23,449

200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	186,054

35	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2018, 3.500%, 9/01/34 - AGM Insured	9/25 at 100.00	31,130

80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	74,690

100	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	80,946

210	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	201,183

10	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	5/24 at 100.00	9,757

40	Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2019A, 3.000%, 9/01/44 - AGM Insured	9/29 at 100.00	27,671

100	Upper Dublin School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2021A, 4.000%, 9/15/38	3/29 at 100.00	90,884

145	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	116,529

15	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018, 5.000%, 7/01/35	1/28 at 100.00	13,884

15	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds, Excela Health Project, Series 2020A, 4.000%, 7/01/37	1/31 at 100.00	12,495

	Williamsport Sanitary Authority, Lycoming County, Pennsylvania, Sewer Revenue Bonds, Series 2021.:
100	5.000%, 1/01/25 - BAM Insured	No Opt. Call	101,199
25	5.000%, 1/01/28 - BAM Insured	No Opt. Call	26,225
	Total Pennsylvania		11,010,633

	Puerto Rico - 3.0%

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,170	0.000%, 7/01/33	7/28 at 86.06	732,847
1,739	4.500%, 7/01/34	7/25 at 100.00	1,660,771
3,812	5.000%, 7/01/58	7/28 at 100.00	3,337,436

710	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	631,982

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
1,360	4.329%, 7/01/40	7/28 at 100.00	1,178,203
10	4.329%, 7/01/40	7/28 at 100.00	8,663

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Puerto Rico (continued)
$49	4.784%, 7/01/58	7/28 at 100.00	$41,214
	Total Puerto Rico		7,591,116

	South Carolina - 1.7%

5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/29 - AGC Insured	No Opt. Call	4,279,390
	Total South Carolina		4,279,390

	Tennessee - 3.7%

3,090	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44	8/29 at 100.00	2,921,656

135	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	130,903

605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	603,325

4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	4,000,608

2,160	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Improvement Series 2022, 4.000%, 6/01/47	6/32 at 100.00	1,856,061
	Total Tennessee		9,512,553

	Texas - 9.5%

1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue Bonds, Highland Campus - Building 3000 Project, Series 2018A, 5.000%, 8/01/42	8/27 at 100.00	1,010,422

1,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	1,017,146

500	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2020, 5.000%, 2/15/45	2/29 at 100.00	503,710

1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2023, 5.000%, 2/15/48	8/32 at 100.00	1,007,472

745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A, 5.000%, 1/01/40	1/30 at 100.00	748,752

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,000	0.000%, 9/01/32 - AMBAC Insured	No Opt. Call	1,976,881
7,935	0.000%, 9/01/33 - AMBAC Insured	No Opt. Call	4,959,299

1,430	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021A, 5.000%, 5/15/51	5/31 at 100.00	1,365,852

915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/45	1/25 at 100.00	906,172

250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	247,439

1,600	Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A, 5.000%, 12/31/35	12/29 at 100.00	1,623,794

7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2016, 4.000%, 10/15/41	10/26 at 100.00	6,675,762

NUW	Nuveen AMT-Free Municipal Value Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$2,500	(f)	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2017A, 4.000%, 10/15/42, (UB)	10/27 at 100.00	$2,198,686
		Total Texas		24,241,387

		Utah - 0.6%

1,500		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/47	7/27 at 100.00	1,474,096
		Total Utah		1,474,096

		Virginia - 1.0%

1,160		Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, 5.000%, 7/01/51	7/26 at 100.00	1,078,276

1,400		Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 4.875%, 7/15/40	7/28 at 100.00	1,346,028
		Total Virginia		2,424,304

		Washington - 3.5%

3,330		Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 - NPFG Insured	No Opt. Call	2,635,682

690		Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017, 5.000%, 8/15/30	8/27 at 100.00	695,884

		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Series2021B. Exchange Purchase:
2,165		4.000%, 7/01/37	7/31 at 100.00	1,927,844
2,140		4.000%, 7/01/43	7/31 at 100.00	1,783,734

2,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	1,851,148
		Total Washington		8,894,292

		West Virginia - 1.4%

530		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/34	1/29 at 100.00	526,289

1,800		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/38	9/29 at 100.00	1,695,835

1,430		West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018, 5.000%, 6/01/43	6/28 at 100.00	1,440,763
		Total West Virginia		3,662,887

		Total Municipal Bonds (cost $265,679,392)		251,253,096

Shares		Description (a)	Value

		COMMON STOCKS - 0.5%

		Utilities - 0.5%
14,686	(g),(h)	Energy Harbor Corp	$1,166,318
977	(h),(i)	Talen Energy Supply LLC	51,049
		Total Utilities	1,217,367

		Total Common Stocks (cost $439,065)	1,217,367

		Total Long-Term Investments (cost $266,118,457)	252,470,463

		Floating Rate Obligations - (0.8)%	(2,000,000)

		Other Assets & Liabilities, Net -1.8%	4,490,033

		Net Assets Applicable to Common Shares - 100%	$254,960,496

Investments in Derivatives

Futures Contracts - Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	(159)	12/23	$(17,536,172)	$(16,881,328)	$654,844

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(g)

Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra. In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.

(h)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(i)

In May 2023, Talen Energy completed a Chapter 11 plan of reorganization whereby the Fund received Talen Energy Common Stock in exchange for the following portfolio holding: Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See Notes to Financial Statements

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	LONG-TERM INVESTMENTS - 96.6%

	MUNICIPAL BONDS - 96.6%

	Alabama - 2.2%

$1,000	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 4, Series 2022B-1, 5.000%, 5/01/53, (Mandatory Put 8/01/28)	5/28 at 100.34	$990,715

1,000	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 5, Series 2023A, 5.250%, 1/01/54, (Mandatory Put 7/01/29)	4/29 at 100.18	996,954

100	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A	5/29 at 100.00	82,420
	Total Alabama		2,070,089

	Arizona - 4.9%

600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	566,885

275	Arizona Industrial Development Authority Education Revenue Bonds, Academies of Math & Science Projects, Series 2023, 5.250%, 7/01/43	7/31 at 100.00	243,809

1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	915,234

1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, KIPPC NYC Public Charter Schools - Macombs Facility Project, Series 2021A, 4.000%, 7/01/41	7/31 at 100.00	827,140

1,495	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	1,448,794

515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	520,208
	Total Arizona		4,522,070

	Arkansas - 0.4%

200	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A	9/25 at 105.00	176,309

200	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2023, 5.700%, 5/01/53, (AMT)	5/26 at 105.00	182,519
	Total Arkansas		358,828

	California - 2.7%

430	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A, 3.650%, 1/01/50, (AMT), (Mandatory Put 1/31/24)	12/23 at 100.00	427,606

625	California Municipal Finance Authority, Special Tax Revenue Bonds, Bold Program, Series 2023B, 5.500%, 9/01/43	No Opt. Call	595,100

365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	323,368

275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities & Services Project, Series 2017A, 4.000%, 4/01/36	4/27 at 100.00	249,433

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$11	(c),(d)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39	1/22 at 100.00	$10,994

300		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	349,294

500		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	501,576
		Total California		2,457,371

		Colorado - 13.5%

1,000		Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds, Series 2019A, 4.000%, 12/01/48	6/29 at 100.00	847,197

		Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A:
150	(e)	5.125%, 12/01/29, (Pre-refunded 12/01/23)	12/23 at 100.00	150,124
250	(e)	5.375%, 12/01/33, (Pre-refunded 12/01/23)	12/23 at 100.00	250,255

350	(e)	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42, (Pre-refunded 6/01/27)	6/27 at 100.00	362,958

1,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 4.000%, 11/15/43	11/29 at 100.00	862,555

500		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	452,778

1,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44	8/29 at 100.00	945,520

1,395		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/43, (AMT)	12/28 at 100.00	1,343,250

700		Erie Farm Metropolitan District, Erie, Boulder County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement, Series 2021, 5.000%, 12/01/46 - AGM Insured	12/31 at 100.00	700,730

700		Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34, 144A	9/27 at 103.00	649,828

1,000		Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2021, 4.000%, 12/01/47 - BAM Insured	12/31 at 100.00	795,213

500		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2017A, 5.000%, 12/01/46	12/25 at 100.00	477,351

650		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2018A, 4.000%, 12/01/51	12/28 at 100.00	478,304

500		Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/41, 144A	3/26 at 103.00	423,566

1,000		Platte River Metropolitan District, Weld County, Colorado, General Obligation Bonds, Limited Tax Refunding Series 2023A, 6.500%, 8/01/53, 144A	8/29 at 103.00	940,026

125		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	125,064

463	(e)	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.000%, 12/01/33, (Pre-refunded 12/01/23), 144A	12/23 at 100.00	463,336

NMI	Nuveen Municipal Income Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
$1,275	Ventana Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Limited Tax Refunding and Improvement Series 2023A, 6.500%, 9/01/53, 144A	12/28 at 103.00	$1,255,049

525	Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A, 4.500%, 12/01/31	3/27 at 103.00	460,382

500	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022, 6.750%, 12/01/52	12/29 at 103.00	432,303
	Total Colorado		12,415,789

	Delaware - 0.1%

100	Delaware Health Facilities Authroity, Revenue Bonds, Beebe Medical Center Project, Series 2018, 5.000%, 6/01/48	12/28 at 100.00	90,433
	Total Delaware		90,433

	District of Columbia - 0.1%

105	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/49	10/29 at 100.00	82,293
	Total District of Columbia		82,293

	Florida - 5.6%

815	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33	12/23 at 100.00	815,099

210	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A, 6.500%, 6/15/38, 144A	6/30 at 103.00	205,530

700	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A	1/24 at 107.00	682,501

	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
350	6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/23 at 102.00	333,168
380	6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/23 at 102.00	359,156

500	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail Expansion Project, Series 2023C, 8.000%, 7/01/57, (AMT), (Mandatory Put 4/01/24), 144A	11/23 at 100.00	503,534

500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, 5.000%, 10/01/42, (AMT)	10/27 at 100.00	484,958

1,145	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/55	2/31 at 100.00	868,735

300	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Taylor Ranch Project, Series 2023, 6.125%, 5/01/43	5/33 at 100.00	293,659

645	Woodsdale Community Development District, Pasco County, Florida, Revenue Bonds, Capital Improvement Series 2023, 6.125%, 11/01/43, 144A	11/33 at 100.00	622,331
	Total Florida		5,168,671

	Georgia - 2.2%

455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	457,173

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Georgia (continued)
$170	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25	12/23 at 100.00	$159,210

500	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc Project, Series 2017A, 4.000%, 4/01/50	4/30 at 100.00	396,989

1,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023B, 5.000%, 7/01/53, (Mandatory Put 3/01/30)	12/29 at 100.31	993,968
	Total Georgia		2,007,340

	Hawaii - 1.8%

250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33, 144A	12/23 at 100.00	250,102

1,500	Hawaii State, Airport System Revenue Bonds, Series 2022, 5.000%, 7/01/47, (AMT)	7/32 at 100.00	1,420,978
	Total Hawaii		1,671,080

	Illinois - 12.5%

250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	251,504

500	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023, 5.750%, 4/01/48	4/33 at 100.00	502,830

435	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D, 5.000%, 12/01/46	12/28 at 100.00	382,882

650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	664,299

500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2023A, 6.000%, 12/01/49, (WI/DD)	12/33 at 100.00	499,976

1,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2022A, 5.500%, 1/01/55	1/32 at 100.00	998,227

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT, 4.500%, 11/01/36	11/24 at 100.00	972,114

500	Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A, 4.000%, 8/01/51	8/31 at 100.00	372,777

1,000	Illinois Finance Authority, Revenue Bonds, Northshore - Edward-Elmhurst Health Credit Group, Series 2022A, 5.000%, 8/15/51	8/32 at 100.00	948,868

1,105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	1,047,432

200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	188,109

540	Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47	3/32 at 100.00	543,204

500	Illinois State, General Obligation Bonds, March Series 2021A, 5.000%, 3/01/46	3/31 at 100.00	469,947

400	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	409,437

1,000	Illinois State, General Obligation Bonds, October Series 2022C, 5.500%, 10/01/41	10/32 at 100.00	1,019,385

1,900	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A, 5.000%, 1/01/44	7/29 at 100.00	1,900,167

200	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	198,788

NMI	Nuveen Municipal Income Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
$205		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 - NPFG Insured	No Opt. Call	$112,652
		Total Illinois		11,482,598

		Indiana - 2.8%

735		Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A	6/30 at 100.00	578,545

1,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, Fulcrum CenterPoint, LLC Project, Series 2022, 4.500%, 12/15/46, (AMT), (Mandatory Put 11/15/23)	11/23 at 100.00	999,778

		Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Fixed Rate Series 2023A:

1,000		5.000%, 10/01/46	No Opt. Call	987,679
		Total Indiana		2,566,002

		Iowa - 0.5%

500		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, 5.000%, 12/01/50	12/29 at 103.00	443,807
		Total Iowa		443,807

		Louisiana - 2.3%

1,000		East Baton Rouge Parish Capital Improvement District, Louisiana, MOVEBR Sales Tax Revenue Bonds, Series 2019, 5.000%, 8/01/48	8/29 at 100.00	985,382

1,230		Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A, 5.000%, 10/01/41	10/27 at 100.00	1,157,146
		Total Louisiana		2,142,528

		Maryland - 0.5%

500	(e)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45, (Pre-refunded 7/01/24)	7/24 at 100.00	502,745
		Total Maryland		502,745

		Massachusetts - 0.1%

50	(e)	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 4.000%, 6/01/49, (Pre-refunded 6/01/29)	6/29 at 100.00	50,788
		Total Massachusetts		50,788

		Michigan - 0.9%

1,000		Michigan State University, General Revenue Bonds, Refunding Series 2019C, 4.000%, 2/15/44	8/29 at 100.00	846,997
		Total Michigan		846,997

		Minnesota - 1.8%

75		Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	54,756

1,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/48	2/28 at 100.00	910,622

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Minnesota (continued)
$555		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School Project, Series 2019, 5.000%, 7/01/49	7/27 at 102.00	$444,087

300		Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37	9/24 at 100.00	258,742
		Total Minnesota		1,668,207

		Mississippi - 1.0%

1,000		Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A, 5.000%, 9/01/41	9/26 at 100.00	947,148
		Total Mississippi		947,148

		Missouri - 2.5%

1,000		Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	12/23 at 100.00	918,332

1,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A, 4.000%, 2/15/54	2/29 at 100.00	777,328

215		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53	9/25 at 103.00	171,777

335		Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	12/23 at 100.00	264,802

225		Taney County Industrial Development Authority, Missouri, Sales Tax Revenue Improvement Bonds, Big Cedar Infrastructure Project Series 2023, 6.000%, 10/01/49, 144A	10/30 at 100.00	202,941
		Total Missouri		2,335,180

		Nebraska - 1.6%

500		Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/42	No Opt. Call	470,174

1,000		Douglas County School District 54, Ralston, Nebraska, General Obligation Bonds, Series 2023, 5.000%, 12/15/48	12/32 at 100.00	1,004,859
		Total Nebraska		1,475,033

		New Jersey - 2.6%

35	(e)	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24, (AMT), (ETM)	No Opt. Call	35,060

545		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	524,917

1,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 4.000%, 6/15/44	12/28 at 100.00	856,473

1,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/46	6/28 at 100.00	938,203
		Total New Jersey		2,354,653

		New York - 3.8%

60		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	49,701

1,500		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2022A, 5.000%, 3/15/46	3/32 at 100.00	1,512,019

NMI	Nuveen Municipal Income Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)
$250	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2022A, 5.250%, 12/01/52	12/32 at 100.00	$236,834

315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55	5/30 at 100.00	309,858

500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries E-1, 4.000%, 2/01/42	2/31 at 100.00	443,130

500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	447,825

500	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, 6.000%, 4/01/35, (AMT)	4/31 at 100.00	518,093
	Total New York		3,517,460

	North Carolina - 2.8%

685	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31	10/24 at 102.00	651,409

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019, 5.000%, 1/01/49	1/30 at 100.00	1,914,477
	Total North Carolina		2,565,886

	North Dakota - 0.1%

100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	84,639
	Total North Dakota		84,639

	Ohio - 1.7%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	819,195

1,000	Cleveland-Cuyahoga County Port Authroity, Ohio, Cultural Facility Revenue Bonds, The Cleveland Museum of Natural History Project, Series 2021, 4.000%, 7/01/51	7/31 at 100.00	786,015
	Total Ohio		1,605,210

	Oklahoma - 0.6%

670	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.500%, 8/15/52	8/28 at 100.00	580,917
	Total Oklahoma		580,917

	Oregon - 0.1%

55	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A, 5.250%, 11/15/50	11/25 at 102.00	45,753
	Total Oregon		45,753

	Pennsylvania - 2.3%

1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical Center Project, Series 2012A, 5.000%, 11/01/40	11/23 at 100.00	546,412

500	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2021, 5.000%, 11/01/51	11/29 at 100.00	472,117

500	Lehigh County, Pennsylvania, Revenue Bonds, Lehigh Valley Dual Language Charter School, General Purpose Authority, Series 2023, 7.000%, 6/01/53	6/30 at 103.00	488,979

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
$560	(e)	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36, (Pre-refunded 1/15/25)	1/25 at 100.00	$568,624
		Total Pennsylvania		2,076,132

		Puerto Rico - 1.7%

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,760		0.000%, 7/01/51	7/28 at 30.01	318,141
500		4.750%, 7/01/53	7/28 at 100.00	423,560
745		5.000%, 7/01/58	7/28 at 100.00	652,254

200		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	173,265
		Total Puerto Rico		1,567,220

		South Carolina - 0.5%

620		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A, 4.000%, 4/01/49	4/26 at 103.00	418,625
		Total South Carolina		418,625

		South Dakota - 1.5%

100		Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 5.125%, 11/01/47	11/26 at 100.00	79,228

1,300		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health System, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	1,259,217
		Total South Dakota		1,338,445

		Tennessee - 1.1%

870		Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2016, 5.000%, 9/01/47	9/26 at 100.00	747,328

250		Metropolitan Nashville Airport Authority, Tennessee, Airport Improvement Revenue Bonds, Series 2022B, 5.500%, 7/01/42, (AMT)	7/32 at 100.00	255,115
		Total Tennessee		1,002,443

		Texas - 10.2%

250		Bexar County Hospital District, Texas, Certificates of Obligation, Series 2023, 5.000%, 2/15/48	8/32 at 100.00	251,868

670	(e)	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/40, (Pre-refunded 7/01/25)	7/25 at 100.00	681,602

1,000		Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2021A, 4.000%, 11/01/46	11/30 at 100.00	844,688

500		Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 4.000%, 10/01/45	4/30 at 100.00	412,516

450		Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, School Building Series 2023, 5.000%, 8/01/48	8/33 at 100.00	461,490

500		Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 2 Project, Series 2023, 6.750%, 9/01/48, 144A, (WI/DD)	9/33 at 100.00	496,365

500		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40	5/25 at 100.00	497,338

NMI	Nuveen Municipal Income Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$125		Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, (AMT), 144A	11/23 at 103.00	$117,670

1,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 - AGM Insured	4/24 at 100.00	895,721

200	(e)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 7.000%, 9/01/43, (Pre-refunded 9/01/31)	9/31 at 100.00	235,907

500		North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/38	1/25 at 100.00	489,772

535		Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Haggard Farm Public Improvement District Project, Area 1 Project Series 2023, 7.500%, 9/15/53, 144A, (WI/DD)	9/33 at 100.00	535,282

240		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	235,795

295		SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	298,353

1,000		San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2018A, 5.000%, 5/15/48	5/28 at 100.00	1,006,865

1,000		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%, 6/30/58, (AMT)	6/29 at 100.00	915,685

1,000		Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/32	8/24 at 100.00	985,308
		Total Texas		9,362,225

		Utah - 0.4%

410		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, 5.250%, 7/01/53, (AMT)	7/33 at 100.00	400,840
		Total Utah		400,840

		Virgin Islands - 0.4%

380		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A, 5.000%, 10/01/32	No Opt. Call	373,654
		Total Virgin Islands		373,654

		Virginia - 2.0%

1,265		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56, (AMT)	6/27 at 100.00	1,159,947

750		Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, 5.000%, 12/31/47, (AMT)	12/32 at 100.00	708,146
		Total Virginia		1,868,093

		West Virginia - 1.0%

1,000		West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	959,062
		Total West Virginia		959,062

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin - 3.8%

		Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$4	(c)	0.000%, 1/01/46, 144A	No Opt. Call	$79
4	(c)	0.000%, 1/01/47, 144A	No Opt. Call	72
4	(c)	0.000%, 1/01/48, 144A	No Opt. Call	67
4	(c)	0.000%, 1/01/49, 144A	No Opt. Call	63
3	(c)	0.000%, 1/01/50, 144A	No Opt. Call	57
4	(c)	0.000%, 1/01/51, 144A	No Opt. Call	59
98	(c)	1.000%, 7/01/51, 144A	3/28 at 100.00	51,864
4	(c)	0.000%, 1/01/52, 144A	No Opt. Call	54
4	(c)	0.000%, 1/01/53, 144A	No Opt. Call	51
4	(c)	0.000%, 1/01/54, 144A	No Opt. Call	47
4	(c)	0.000%, 1/01/55, 144A	No Opt. Call	44
4	(c)	0.000%, 1/01/56, 144A	No Opt. Call	41
4	(c)	0.000%, 1/01/57, 144A	No Opt. Call	38
4	(c)	0.000%, 1/01/58, 144A	No Opt. Call	35
3	(c)	0.000%, 1/01/59, 144A	No Opt. Call	33
3	(c)	0.000%, 1/01/60, 144A	No Opt. Call	31
3	(c)	0.000%, 1/01/61, 144A	No Opt. Call	28
3	(c)	0.000%, 1/01/62, 144A	No Opt. Call	26
3	(c)	0.000%, 1/01/63, 144A	No Opt. Call	24
3	(c)	0.000%, 1/01/64, 144A	No Opt. Call	23
3	(c)	0.000%, 1/01/65, 144A	No Opt. Call	21
3	(c)	0.000%, 1/01/66, 144A	No Opt. Call	19
42	(c)	0.000%, 1/01/67, 144A	No Opt. Call	226

500		Public Finance Authority of Wisconsin, Pollution Control Revenue Bonds, Duke Energy Progress Project, Refunding Series 2022A-2, 3.300%, 10/01/46, (Mandatory Put 10/01/26)	No Opt. Call	487,380

200		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.125%, 10/01/34	12/23 at 101.00	172,248

200		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood Lutheran Senior Ministries, Series 2021, 4.000%, 1/01/57	1/27 at 103.00	105,478

1,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW Oconomowoc, Inc. Project, Series 2018, 5.125%, 10/01/48	12/23 at 102.00	788,175

1,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	966,744

1,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/44	12/24 at 100.00	932,670
		Total Wisconsin		3,505,697
		Total Municipal Bonds (cost $95,989,478)		88,931,951
		Total Long-Term Investments (cost $95,989,478)		88,931,951

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 2.9%

		MUNICIPAL BONDS - 2.9%

		Colorado - 1.3%
$1,200	(f)	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2009C, 4.090%, 11/01/28, (Mandatory Put 11/7/2023)	10/23 at 100.00	$1,200,000
		Total Colorado		1,200,000

NMI	Nuveen Municipal Income Fund, Inc. (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Missouri - 1.6%
$1,480	(f)	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Variable Rate Demand Obligations, Series 2008C, 4.060%, 5/15/38, (Mandatory Put 11/7/2023)	10/23 at 100.00	$1,480,000
		Total Missouri		1,480,000
		Total Municipal Bonds (cost $2,680,000)		2,680,000
		Total Short-Term Investments (cost $2,680,000)		2,680,000
		Total Investments (cost $98,669,478) - 99.5%		91,611,951
		Other Assets & Liabilities, Net - 0.5%		505,457
		Net Assets Applicable to Common Shares - 100%		$92,117,408

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	For fair value measurement disclosure purposes, investment classified as Level 3.
(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2023	NUV	NUW	NMI
ASSETS

Long-term investments, at value†	$1,795,221,291	$252,470,463	$88,931,951

Short-term investments, at value◇	–	–	2,680,000

Cash	12,245,560	1,611,440	849,455

Cash collateral at broker for investments in futures contracts(1)	–	318,012	–

Receivables:

Interest	22,675,621	3,279,355	1,348,503

Investments sold	2,455,000	195,000	2,550,636

Variation margin on futures contracts	–	7,453	–

Deferred offering costs	–	–	111,370

Other	490,160	14,064	4,259

Total assets	1,833,087,632	257,895,787	96,476,174

LIABILITIES

Floating rate obligations	21,480,000	2,000,000	–

Payables:

Dividends	5,545,982	748,253	301,151

Interest	117,606	3,919	–

Investments purchased - regular settlement	–	–	2,465,565

Investments purchased - when-issued/delayed-delivery settlement	–	–	1,505,466

Accrued expenses:

Custodian fees	117,454	33,546	15,039

Investor relations	30,841	4,682	1,067

Management fees	711,203	122,141	48,421

Directors/Trustees fees	492,142	7,874	2,293

Professional fees	10,436	7,454	3,971

Shareholder reporting expenses	57,333	7,264	3,973

Shareholder servicing agent fees	71,192	141	1,025

Shelf offering costs	–	–	10,787

Other	21	17	8

Total liabilities	28,634,210	2,935,291	4,358,766

Commitments and contingencies(2)

Net assets applicable to common shares	$1,804,453,422	$254,960,496	$92,117,408

Common shares outstanding	207,541,595	17,951,336	10,051,095
Net asset value (“NAV”) per common share outstanding	$8.69	$14.20	$9.16

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:

Common shares, $0.01 par value per share	$2,075,416	$179,513	$100,511

Paid-in capital	1,963,547,908	268,620,421	105,319,950

Total distributable earnings (loss)	(161,169,902)	(13,839,438)	(13,303,053)

Net assets applicable to common shares	$1,804,453,422	$254,960,496	$92,117,408

Authorized shares:

Common	350,000,000	Unlimited	200,000,000

† Long-term investments, cost	$1,882,403,978	$266,118,457	$95,989,478

◇ Short-term investments, cost	$–	$–	$2,680,000

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2023	NUV	NUW	NMI

INVESTMENT INCOME

Interest	$82,246,713	$10,677,425	$4,503,481

Total investment income	82,246,713	10,677,425	4,503,481

EXPENSES

Management fees	8,599,863	1,490,583	595,150

Shareholder servicing agent fees	302,074	316	5,831

Interest expense	791,579	74,476	761

Directors/Trustees fees	63,865	8,982	3,270

Custodian expenses, net	53,379	30,179	14,351

Investor relations expenses	75,177	10,825	4,293

Professional fees	109,787	48,556	55,405

Shareholder reporting expenses	128,425	23,845	23,381

Stock exchange listing fees	62,551	7,326	7,789

Other	57,854	585	11,564

Total expenses	10,244,554	1,695,673	721,795

Net investment income (loss)	72,002,159	8,981,752	3,781,686

REALIZED AND UNREALIZED GAIN (LOSS)

Realized gain (loss) from:

Investments	(21,685,836)	(1,450,379)	(1,348,719)

Futures contracts	–	1,687,127	–

Net realized gain (loss)	(21,685,836)	236,748	(1,348,719)

Change in unrealized appreciation (depreciation) on:

Investments	4,622,056	101,760	483,356

Futures contracts	–	(686,998)	–

Net change in unrealized appreciation (depreciation)	4,622,056	(585,238)	483,356

Net realized and unrealized gain (loss)	(17,063,780)	(348,490)	(865,363)

Net increase (decrease) in net assets applicable to common shares from operations	$54,938,379	$8,633,262	$2,916,323

See Notes to Financial Statements

Statement of Changes in Net Assets

	NUV		NUW

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
OPERATIONS

Net investment income (loss)	$72,002,159	$68,382,062	$8,981,752	$8,265,079

Net realized gain (loss)	(21,685,836)	(42,644,074)	236,748	(953,863)

Net change in unrealized appreciation (depreciation)	4,622,056	(340,070,110)	(585,238)	(51,604,479)

Net increase (decrease) in net assets applicable to common shares from operations	54,938,379	(314,332,122)	8,633,262	(44,293,263)

DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends	(69,941,517)	(69,733,974)	(8,625,617)	(11,846,086)

Total distributions	(69,941,517)	(69,733,974)	(8,625,617)	(11,846,086)

CAPITAL SHARE TRANSACTIONS

Common shares:

Reinvestments of distributions	–	347,096	–	–

Net increase (decrease) applicable to common shares from capital share transactions	–	347,096	–	–

Net increase (decrease) in net assets applicable to common shares	(15,003,138)	(383,719,000)	7,645	(56,139,349)

Net assets applicable to common shares at the beginning of the period	1,819,456,560	2,203,175,560	254,952,851	311,092,200

Net assets applicable to common shares at the end of the period	$1,804,453,422	$1,819,456,560	$254,960,496	$254,952,851

See Notes to Financial Statements

	NMI

	Year Ended 10/31/23	Year Ended 10/31/22
OPERATIONS

Net investment income (loss)	$3,781,686	$3,444,459

Net realized gain (loss)	(1,348,719)	(5,141,509)

Net change in unrealized appreciation (depreciation)	483,356	(15,433,338)

Net increase (decrease) in net assets applicable to common shares from operations	2,916,323	(17,130,388)

DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends	(3,678,642)	(3,259,831)

Total distributions	(3,678,642)	(3,259,831)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	49,338	(9,169)

Reinvestments of distributions	–	38,776

Net increase (decrease) applicable to common shares from capital share transactions	49,338	29,607

Net increase (decrease) in net assets applicable to common shares	(712,981)	(20,360,612)

Net assets applicable to common shares at the beginning of the period	92,830,389	113,191,001

Net assets applicable to common shares at the end of the period	$92,117,408	$92,830,389

See Notes to Financial Statements

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Total	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
NUV
10/31/23	$8.77	$0.35	$(0.09)	$0.26	$(0.34)	$–	$(0.34)	$–	$8.69	$7.99
10/31/22	10.62	0.33	(1.84)	(1.51)	(0.34)	–	(0.34)	–	8.77	8.35
10/31/21	10.48	0.35	0.15	0.50	(0.36)	–	(0.36)	–	10.62	11.21
10/31/20	10.57	0.37	(0.09)	0.28	(0.37)	–	(0.37)	–	10.48	10.81
10/31/19	9.84	0.37	0.73	1.10	(0.37)	–	(0.37)	–	10.57	10.43
NUW
10/31/23	14.20	0.50	(0.02)	0.48	(0.48)	–	(0.48)	–	14.20	12.60
10/31/22	17.33	0.46	(2.93)	(2.47)	(0.47)	(0.19)	(0.66)	–	14.20	13.19
10/31/21	16.81	0.45	0.54	0.99	(0.47)	–	(0.47)	–(c)	17.33	16.76
10/31/20	16.90	0.47	(0.08)	0.39	(0.48)	–	(0.48)	–	16.81	16.21
10/31/19	15.88	0.60	1.16	1.76	(0.65)	(0.10)	(0.75)	0.01	16.90	16.83

(a)	Percentage is not annualized.
(b)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	NUV	NUW
10/31/23	0.04%	0.03%
10/31/22	0.01	0.01
10/31/21	0.01	0.01
10/31/20	0.02	0.01
10/31/19	0.04	0.07

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(a)	Based on Share Price(a)	Net Assets, End of Period (000)	Expenses(b)	Net Investment Income (Loss)	Portfolio Turnover Rate

2.79%	(0.52)%	$1,804,453	0.53%	3.77%	17%
(14.52)	(22.80)	1,819,457	0.50	3.36	29
4.79	7.19	2,203,176	0.48	3.27	11
2.72	7.41	2,171,104	0.51	3.52	11
11.35	17.92	2,186,923	0.54	3.63	13

3.27	(1.08)	254,960	0.63	3.35	14
(14.65)	(17.84)	254,953	0.64	2.90	17
5.89	6.31	311,092	0.68 (d)	2.60 (d)	10
2.33	(0.77)	260,790	0.78 (d)	2.79 (d)	13
11.38	22.81	262,190	0.73	3.61	31

(c)	Value rounded to zero.
(d)

During the period ended October 31, 2021 and October 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect the voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets

NUW	Expenses	NII (Loss)

10/31/21	0.68%	2.60%
10/31/20	0.82	2.75

See Notes to Financial Statements

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Total	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period

NMI

10/31/23	$9.24	$0.38	$(0.09)	$0.29	$(0.37)	$–	$(0.37)	$-(c)	$9.16	$8.35
10/31/22	11.27	0.34	(2.05)	(1.71)	(0.32)	–(c)	(0.32)	–	9.24	8.53
10/31/21	11.08	0.37	0.20	0.57	(0.38)	–	(0.38)	–	11.27	11.65
10/31/20	11.32	0.41	(0.20)	0.21	(0.41)	(0.04)	(0.45)	–(c)	11.08	11.31
10/31/19	10.92	0.43	0.47	0.90	(0.43)	(0.07)	(0.50)	–(c)	11.32	11.33

(a)	Percentage is not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(a)	Based on Share Price(a)	Net Assets, End of Period (000)	Expenses(b)	Net Investment Income (Loss)	Portfolio Turnover Rate

2.94%	1.80%	$92,117	0.74%	3.87%	33%
(15.39)	(24.32)	92,830	0.72	3.29	61
5.18	6.51	113,191	0.73	3.23	15
1.86	3.87	101,924	0.74	3.70	15
8.45	17.61	99,822	0.79	3.83	10

(b)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NMI

10/31/23	–%
10/31/22	–
10/31/21	–
10/31/20	–
10/31/19	–

(c)	Value rounded to zero.

See Notes to Financial Statements

Notes to Financial Statements

1.	General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Municipal Value Fund, Inc. (NUV)

•	Nuveen AMT-Free Municipal Value Fund (NUW)

•	Nuveen Municipal Income Fund, Inc. (NMI)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW was organized as Massachusetts business trusts on November 19, 2008.

Current Fiscal Period: The end of the reporting period for the Funds is October 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2023 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Developments Regarding the Funds’ Control Share By-Law: On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Directors/Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/ trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits

NUV	$101,097

NUW	13,121

NMI	8,181

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financials.

New Accounting Pronouncement: In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New Accounting Pronouncement: In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. During the current fiscal period, the Funds adopted the new guidance and there was no material impact to the Funds.

3.	Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Notes to Financial Statements     (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NUV	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$1,795,221,291	$–	$1,795,221,291
Total	$–	$1,795,221,291	$–	$1,795,221,291

NUW	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$251,253,096	$–	$251,253,096
Common Stocks	–	1,217,367	–	1,217,367
Investments in Derivatives:
Futures Contracts*	654,844	–	–	654,844
Total	$654,844	$252,470,463	$–	$253,125,307

NMI	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$88,920,957	$10,994**	$88,931,951
Short-Term Investments:
Municipal Bonds	–	2,680,000	–	2,680,000
Total	$–	$91,600,957	$10,994	$91,611,951

*	Represents net unrealized appreciation (depreciation) as reported in Fund’s Portfolio of Investments.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in these Notes to Financial Statements.

4.	Portfolio Securities

Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Notes to Financial Statements     (continued)

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NUV	$21,480,000	$–	$21,480,000

NUW	2,000,000	–	2,000,000

NMI	–	–	–

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NUV	$21,480,000	3.62%

NUW	2,000,000	3.62

NMI	–	–

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NUV	$21,480,000	$–	$21,480,000

NUW	2,000,000	–	2,000,000

NMI	–	–	–

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities
NUV	$324,376,367	$ 337,792,880

NUW	36,445,858	36,965,435
NMI	34,428,539	30,812,843

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Futures Contracts: During the current fiscal period, NUW managed the duration of its portfolio by shorting interest rate futures contracts.

A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding*
NUW	$20,128,845

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

As of the end of the reporting period, the following Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:.

		Asset Derivatives		Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

NUW
Futures Contracts	Interest rate	Unrealized appreciation on futures contracts*	$654,844	–	$–

*

The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contacts.

Notes to Financial Statements     (continued)

During the current fiscal period, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
NUW
Futures contracts	Interest rate	$1,687,127	$(686,998)

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6.	Fund Shares

Common Shares Equity Shelf Programs and Offering Costs: The following Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current and prior fiscal periods.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	NMI
	Year Ended 10/31/23	Year Ended 10/31/22
Additional authorized common shares	2,000,000*	2,200,000

Common shares sold	–	–
Offering proceeds, net of offering costs	49,338	(9,169)

*	For the period September 22, 2023 through October 31, 2023.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NUV
	Year Ended 10/31/23	Year Ended 10/31/22
Common Shares:
Issued to shareholders due to reinvestment of distributions	–	32,361
Total	–	32,361

	NMI
	Year Ended 10/31/23	Year Ended 10/31/22
Common Shares:
Sold through shelf offering	4,954	–
Issued to shareholders due to reinvestment of distributions	–	3,430
Total	4,954	3,430
Weighted average common share:
Premium to NAV per shelf offering common share sold	1.11%	–%

7.	Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NUW the AMT applicable to individuals to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible expenses, paydowns, and taxable market discount. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NUV	$1,853,279,580	$37,243,869	$(116,782,158)	$(79,538,289)

NUW	264,384,489	4,722,860	(17,982,042)	(13,259,182)

NMI	98,632,080	280,115	(7,300,244)	(7,020,129)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income[1]	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

NUV	$8,960,607	$5,789	$–	$(79,538,289)	$(84,579,303)	$–	$(6,018,706)	$(161,169,902)

NUW	1,387,709	1,864	–	(13,259,182)	(542,698)	–	(1,427,131)	(13,839,438)

NMI	433,537	–	–	(7,020,129)	(6,399,852)	–	(316,609)	(13,303,053)

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2023 and paid on November 1, 2023.

The tax character of distributions paid was as follows:

	10/31/23			10/31/22
Fund	Tax-Exempt Income[1]	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains

NUV	$69,485,651	$455,866	$–	$68,791,746	$942,228	$–

NUW	8,621,293	4,324	–	8,231,947	538,802	3,075,337

NMI	3,678,642	–	–	3,254,922	–	4,909

[1]	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

Notes to Financial Statements     (continued)

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

NUV	$39,918,409	$44,660,894	$84,579,303

NUW	–	542,698	542,698

NMI	3,319,863	3,079,989	6,399,852

8.	Management Fees and Other Transactions with Affiliates

Management Fees: Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW and NMI is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘‘eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2023, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

NUV	0.1623%

NUW	0.1623%

NMI	0.1623%

Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)

NUV	$–	$–	$–

NUW	–	–	–

NMI	4,861,068	6,928,503	(452,816)

9.	Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.

Notes to Financial Statements     (continued)

10.	Borrowing Arrangements

Committed Line of Credit: The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The current credit facility was entered into on June 21, 2023 expiring on June 19, 2024, replacing the previous facility, which expired June 2023.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance

NUV	$2,942,327

NUW	296,365

NMI	197,550

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NUV	8	$2,002,377	6.12%

NUW	4	296,365	5.53

NMI	7	157,964	5.85

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

11.	Inter-Fund Lending

Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

12. Subsequent Events

As noted in the Common Share information section of this report, effective with distributions payable on December 1, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

Investment Objectives

The Fund’s primary investment objective is current income exempt from federal income tax. The Fund’s secondary objective is the enhancement of portfolio value through selection of tax-exempt bonds and municipal market sectors. The Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities, a significant portion of which the Fund’s investment sub-adviser believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

●

The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).

●

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSROs or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

●	The Fund will not invest more than 10% of its Managed Assets in “tobacco settlement bonds.”

●

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

●

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond (“TOB”) Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

Shareholder Update (Unaudited) (continued)

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

Investment Objectives

The Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value and total return.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. Generally, the Fund expects to be fully invested (at least 95% of its assets) in such municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●

The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).

●

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund will not invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

●

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin and no more than 5% of its Managed Assets in any one issuer.

●

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (Unaudited) (continued)

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

Investment Objective

The Fund’s investment objective is a high level of current income exempt from federal income tax, which the Fund seeks to achieve by investing primarily in a diversified portfolio of tax-exempt municipal obligations.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

●

The Fund may invest up to 75% of its Managed Assets in municipal securities that are rated BBB/Baa or lower by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●

The Fund may invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C- at the time of investment) (“defaulted securities”), and may invest in municipal securities that are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). The Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies.

●	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment. The credit quality policies noted above apply only at the time of the purchase of a security, and the Fund is not required to dispose of a security in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer, even if such downgrade causes the portfolio to exceed the 75% or 10% thresholds noted above. If at any time the Fund exceeds either the 75% or 10% threshold noted above, the Fund’s future investments will be made in a manner that will bring the Fund’s portfolio back into compliance with these policies.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust

Shareholder Update (Unaudited) (continued)

provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen Municipal Value Fund, Inc. (NUV)	Nuveen AMT-Free Municipal Value Fund (NUW)	Nuveen Municipal Income Fund, Inc. (NMI)

Portfolio Level Risks
Alternative Minimum Tax Risk	X	–	X
Below Investment Grade Risk	X	X	X
Call Risk	X	X	X
Credit Risk	X	X	X
Credit Spread Risk	X	X	X
Distressed or Defaulted Securities Risk	X	X	X
Deflation Risk	X	X	X
Derivatives Risk	X	X	X
Duration Risk	X	X	X
Economic Sector Risk	X	X	X
Financial Futures and Options Risk	X	X	X
Hedging Risk	X	X	X
Illiquid Investments Risk	X	X	X
Income Risk	X	X	X
Inflation Risk	X	X	X
Insurance Risk	X	X	X
Interest Rate Risk	X	X	X
Inverse Floating Rate Securities Risk	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X
Municipal Securities Market Risk	X	X	X
Other Investment Companies Risk	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X
Reinvestment Risk	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X
Swap Transactions Risk	X	X	X
Tax Risk	X	X	X
Taxability Risk	X	X	X
Tobacco Settlement Bond Risk	X	X	X
Unrated Securities Risk	X	X	X
Valuation Risk	X	X	X
Zero Coupon Bonds Risk	X	X	X

Shareholder Update (Unaudited) (continued)

Risk	Nuveen Municipal Value Fund, Inc. (NUV)	Nuveen AMT-Free Municipal Value Fund (NUW)	Nuveen Municipal Income Fund, Inc. (NMI)

Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X
Counterparty Risk	X	X	X
Cybersecurity Risk	X	X	X
Economic and Political Events Risk	X	X	X
Fund Tax Risk	X	X	X
Global Economic Risk	X	X	X
Investment and Market Risk	X	X	X
Legislation and Regulatory Risk	X	X	X
Leverage Risk	X	X	X
Market Discount from Net Asset Value	X	X	X
Recent Market Conditions	X	X	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability successfully use derivative instruments.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing

Shareholder Update (Unaudited) (continued)

districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk.     The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Shareholder Update (Unaudited) (continued)

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status, which include those commonly known as “Control Share Acquisition” provisions. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk.     The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war and natural and environmental disasters, and the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Shareholder Update (Unaudited) (continued)

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impact the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions, composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Recently the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (””FDIC””) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund and the Nuveen Municipal Income Fund, Inc. (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.

Principal Risks

The following risk factor was added as a principal risk to the Funds:

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

The following principal risks were consolidated into a single risk factor entitled, “Economic Sector Risk,” and are therefore no longer included as stand-alone principal risks:

Sector and Industry Risk.     Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk.    At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

The following principal risk was consolidated into a single risk factor entitled, “Distressed or Defaulted Securities Risk,” and is therefore no longer included as a stand-alone principal risk:

Shareholder Update (Unaudited) (continued)

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

The following principal risk was removed as a principal risk of the Funds:

London Inter-Offered Bank Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

The following risks were added as principal risks for the below specified Funds:

Principal Risk	Fund(s)
Financial Futures and Options Risk	Nuveen Municipal Value Fund, Inc. (NUV); and Nuveen Municipal Income Fund, Inc. (NMI)

Illiquid Investments Risk	NMI

Insurance Risk	NMI

Other Investment Companies Risk	Nuveen AMT-Free Municipal Value Fund (NUW); and NMI

Swap Transactions Risk	NMI

Investment Policies

Effective June 22, 2023, the Board of Trustees (the “Board”) of each Fund approved a change in each Fund’s maturity policy. Each Fund’s maturity policy effective as of June 22, 2023 is presented below:

“Under normal circumstances, the Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.”

Effective September 29, 2023, the Board of the Nuveen Municipal Income Fund, Inc. (NMI) approved the following changes to NMI’s investments policies:

Prior Investment Policy	New Investment Policy

The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest	The Fund may invest up to 75% of its Managed Assets in municipal securities that are rated BBB/Baa or lower by at least one NRSRO or are unrated but judged to be of comparable quality by the fund’s sub-adviser.
grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.	The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated but judged to be of comparable quality by the fund’s sub-adviser.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below

The Fund may invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C- at the time of investment) (“defaulted securities”), and may invest in municipal securities that are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). The Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies.

C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

N/A	In addition, the credit quality policies noted above apply only at the time of the purchase of a security, and the Fund is not required to dispose of a security in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer, even if such downgrade causes the portfolio to exceed the 75% or 10% thresholds noted above. If at any time the Fund exceeds either the 75% or 10% threshold noted above, the Fund’s future investments will be made in a manner that will bring the Fund’s portfolio back into compliance with these policies.

Portfolio Managers

Nuveen Municipal Value Fund, Inc. (“NUV”) and

Nuveen AMT-Free Municipal Value Fund (“NUW”)

Effective October 13, 2023, Kristen M. DeJong, CFA, was added as a portfolio manager to each of NUV and NUW. The day-to-day operation of each Fund and the execution of its specific investment strategies is the primary responsibility of each of the Fund’s portfolio managers. The biography of Kristen M. DeJong, CFA, is presented below:

Kristen M. DeJong, CFA, is Managing Director and Portfolio Manager at Nuveen Asset Management, LLC (“Nuveen Asset Management”). She began her career in the financial services industry in 2005 and joined Nuveen Asset Management in 2008. She served as a research associate in the wealth management services area and then as a senior research analyst for Nuveen Asset Management’s municipal fixed income team before assuming portfolio management responsibilities in 2021.

Nuveen Municipal Income Fund, Inc. (“NMI”)

Effective October 13, 2023, Kristen M. DeJong, CFA, and Scott R. Romans, PhD, were named portfolio managers of NMI. Christopher L. Drahn, CFA, will continue to serve as a portfolio manager for NMI until his retirement on April 1, 2024. The day-to-day operation of NMI and the execution of its specific investment strategies is the primary responsibility of each of NMI’s portfolio managers. Biographies of Kristen M. DeJong and Scott R. Romans are presented below:

Kristen M. DeJong, CFA, is Managing Director and Portfolio Manager at Nuveen Asset Management. She began her career in the financial services industry in 2005 and joined Nuveen Asset Management in 2008. She served as a research associate in the wealth management services area and then as a senior research analyst for Nuveen Asset Management’s municipal fixed income team before assuming portfolio management responsibilities in 2021.

Scott R. Romans, PhD, is Managing Director and Portfolio Manager at Nuveen Asset Management. He began his career in the financial services industry when he joined Nuveen Asset Management in 2000. He assumed portfolio management responsibilities in 2003.

Shareholder Update (Unaudited) (continued)

UPDATED DISCLOSURES FOR THE FUND’S EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT

The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2023.

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses
Maximum Sales Charge (as a percentage of offering price)	4.00% (1)

Dividend Reinvestment Plan Fees (2)	$2.50

(1)

A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)
Management Fees	0.61%

Interest and Other Related Expenses (2)	0.00% (3)

Other Expenses (4)	0.13%

Total Annual Expenses	0.74%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2023.
(2)

Interest and Other Related Expenses reflect actual expenses and fees incurred by the Fund related to its temporary committed line of credit for the fiscal year ended October 31, 2023. The Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage. During the fiscal year ended October 31, 2023, the Fund did not employ leverage through investments in inverse floating rate securities, but it did incur expenses related to its temporary committed line of credit as described in the Notes to Financial Statements (Note 10 – Borrowing Arrangements, Committed Line of Credit) of this annual report. “Actual Interest and Other Related Expenses” incurred in the future may be higher or lower. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)	Rounds to less than 0.01%
(4)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Examples

The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$17	$33	$51	$101

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$47	$63	$80	$128

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$8	$24	$41	$92

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2023	$9.75	$8.33	$9.84	$9.16	(0.91)%	(9.95)%

July 2023	$9.99	$9.13	$9.90	$9.67	1.94%	(7.59)%

April 2023	$9.90	$8.96	$10.00	$9.70	(0.30)%	(8.34)%

January 2023	$10.00	$8.57	$9.99	$9.27	1.23%	(8.47)%

October 2022	$9.70	$8.46	$10.19	$9.19	(4.72)%	(8.82)%

July 2022	$9.75	$9.03	$10.24	$9.72	(4.69)%	(7.80)%

April 2022	$10.77	$9.42	$11.10	$10.13	(2.62)%	(7.13)%

January 2022	$12.24	$10.75	$11.37	$11.03	7.84%	(2.63)%

The following table shows, as of October 31, 2023 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

October 31, 2023

NAV per Common Share	$ 9.16

Market Price	$ 8.35

Percentage of Premium/(Discount) to NAV per Common Share	(8.84)%

Net Assets Attributable to Common Shares	$ 92,117,408

Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Shareholder Update (Unaudited) (continued)

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2023, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NUV	$–

NUW	–

NMI	–

Additional Fund Information

(Unaudited)

Board of Directors/Trustees

Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive	State Street Bank & Trust Company	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm KPMG LLP	Shareholder Services Computershare Trust Company,
Chicago, IL 60606	One Congress Street		200 East Randolph Street	N.A.
	Suite 1		Chicago, IL 60601	150 Royall Street
	Boston, MA 02114-2016			Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI

Common shares repurchased	0	0	0

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inverse Floating Rate Securities: Inverse floating rate securities, are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2023 (the “May Meeting”), the Boards of Trustees or Directors, as applicable (collectively, the “Board” and each Trustee or Director, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and the applicable sub-advisers in their annual review of the advisory agreements. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The presentations, discussions, and meetings throughout the year also provide a means for the Board to evaluate the level, breadth and quality of services provided by the Adviser and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions advanced in 2022 for the benefit of particular Nuveen funds and/or the Nuveen fund complex; a review of each sub-adviser to the Nuveen funds and/or the applicable investment team; an analysis of fund performance with a focus on any Nuveen funds considered performance outliers; an analysis of the fees and expense ratios of the Nuveen funds with a focus on any Nuveen funds considered expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Independent Board Members.

As part of its review, the Board met on April 11-12, 2023 (the “April Meeting”) to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the Board’s annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Adviser provides a wide array of management, oversight and administrative services to manage and operate the Nuveen funds and that the scope and complexity of these services, along with the undertakings required of the Adviser in connection with providing these services, have expanded over time as a result of, among other things, regulatory, market and other developments. The Board noted the Adviser’s dedication of resources, time, personnel and capital and commitment to continuing to develop improvements and innovations that seek to enhance the Nuveen fund complex and meet the needs of the Nuveen funds in an increasingly complex regulatory environment. The Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services.

The Board considered the breadth and the quality of the services the Adviser and its various teams provide in overseeing the investment management of the Nuveen funds, including, among other things, overseeing and reviewing the services provided by the various sub-advisers to the Nuveen funds and their investment teams; evaluating fund performance and market conditions; overseeing operational and investment risks; evaluating investment strategies and recommending any changes thereto; managing liquidity; managing the daily valuation of portfolio securities; overseeing trade execution and securities lending; and setting and managing distributions consistent with the respective fund’s product design. With respect to closed-end funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end fund investor relations program. The Board also reviewed the structure of investment personnel compensation of each Fund Adviser and considered whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

Given the Nuveen funds operate in a highly regulated industry, the Board further considered the extensive compliance, regulatory and administrative services the Adviser and its various teams provide to manage and operate the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, laws and regulations; devising internal compliance programs in seeking to enhance compliance with regulatory requirements and creating a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board reviewed highlights of the various initiatives Nuveen compliance had taken in 2022 including, among other things, additional due diligence of service providers as their operating environments evolve post-Covid to more hybrid in-person working arrangements; investments in supporting and expanding international trading capabilities; continuing efforts to enhance policies and controls to address compliance risks including those related to environmental, social and governance (“ESG”) matters and new regulatory developments or guidance; and establishing and maintaining compliance policies and comprehensive compliance training programs. The Board also considered information regarding the Adviser’s business continuity, disaster recovery and information security programs and the periodic testing and review of such programs.

In addition to the above functions, the Board considered the quality and extent of other non-advisory services the Adviser provides including, among other things, various fund administration services (such as preparing, overseeing or assisting with the preparation of tax and regulatory filings); product management services (such as evaluating and enhancing products and strategies); legal support services; shareholder services and transfer agency function oversight services; and board support and reporting services. With respect to board support services, the Board reviewed a summary of the annual, quarterly, and special reports the Adviser and/or its affiliates provided to the Board throughout 2022.

The Board further acknowledged various initiatives the Adviser had undertaken or continued in 2022 in seeking to improve the effectiveness of its organization, the Nuveen funds product line-up as well as particular Nuveen fund(s) through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; reopening certain funds previously closed to new investors; adding or modifying the share classes offered by certain funds; implementing fee waivers and expense cap changes for certain funds and evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are represented.

Aside from the services provided, the Board recognized the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes to such team, the investment process

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and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Nuveen funds prepared specifically for the annual review of the advisory agreements as well as the performance data the Board received throughout the year representing different time periods. In this regard, leading into the May Meeting, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2022 and March 31, 2023. In addition, the Board reviewed and discussed performance data at its regularly scheduled quarterly meetings during the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that have been provided for the annual review as well as in prior meetings over time in evaluating fund performance, including the Adviser’s analysis of a fund’s performance with particular focus on performance outliers (both overperformance and underperformance), the factors contributing to performance (including relative to a fund’s benchmark and peers and the impact of market conditions) and any recommendations or steps that had been taken or were proposed to be taken to address significant performance concerns. In this regard, the Board noted, among other things, that certain Nuveen funds had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2020, and, as a result, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.

The Board recognized that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board noted that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.

In its evaluation, the Board reviewed Nuveen fund performance results from different perspectives. In general, subject to certain exceptions, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods and evaluated performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies and other characteristics of the peers in the Performance Peer Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable Nuveen fund. With respect to relative performance of a Nuveen fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further acknowledged that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in helping to provide income.

The Board also evaluated Nuveen fund performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board recognized that longer periods of performance may reflect full market cycles.

In relation to recent general market conditions, the Board had recognized the general market volatility and underperformance of the market in 2022 in considering Nuveen fund performance. The Board took into account the Adviser’s assessment of a fund’s performance during the recent period of significant market volatility. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Municipal Value Fund, Inc., the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2022, the Fund ranked in the first quartile of its Performance Peer Group for such periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2023, the Fund outperformed its benchmark for the five-year period ended March 31, 2023 and ranked in the first quartile of its Performance Peer Group for the one- and five-year periods ended March 31, 2023 and second quartile for the three-year period ended March 31, 2023. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.

For Nuveen AMT-Free Municipal Value Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2022, the Fund ranked in third quartile of its Performance Peer Group for such periods. Further, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2023, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2023 and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2023. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.

For Nuveen Municipal Income Fund, Inc., the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2022 and March 31, 2023. The Board took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s challenged performance for certain periods, and the Fund’s more recent improved performance for the quarter ended March 31, 2023. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.

C. Fees, Expenses and Profitability

1.	Fees and Expenses

As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end funds, the contractual management fee and actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund (after any fee waivers and/or expense reimbursements). More specifically, the Independent Board Members reviewed, among other things, each Nuveen closed-end fund’s actual management fee rate (after fee waivers and/or expense reimbursements, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net total expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net total expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

The Independent Board Members also considered, in relevant part, a Nuveen fund’s management fee and net total expense ratio in light of its performance history, including reviewing certain funds identified by the Adviser and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions. In addition, with respect to closed-end funds that utilize leverage, the Independent Board Members recognized that certain assets attributable to a fund’s use of leverage may be included in the amount of assets upon which the advisory fee or sub-advisory fee is calculated. The Independent Board Members acknowledged the fact that a decision to employ leverage or increase a fund’s leverage which has the effect, all other things being equal, of increasing the assets upon which an advisory or sub-advisory fee is based (and, in turn, increasing the Adviser’s and applicable sub-adviser’s management fees), means that the Adviser and applicable sub-adviser may have a conflict of interest in determining

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whether to use or increase leverage. The Independent Board Members recognized, however, that the Adviser and sub-advisers would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the Adviser and/or sub-adviser, as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members also considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $62.4 million and fund-level breakpoints reduced fees by approximately $76.1 million in 2022.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that each Fund had an actual management fee and a net total expense ratio that were below the respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In evaluating the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the municipal Nuveen funds, such other clients may include retail and institutional municipal managed accounts sub-advised by the Sub-Adviser, municipal exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and certain municipal private limited partnerships offered by Nuveen. The Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts, the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain municipal ETFs offered outside the Nuveen family and the management fee rates paid by the municipal private limited partnerships operated by Nuveen.

In considering the comparative fee data, the Board recognized that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the Nuveen funds compared to that provided to other clients as well as differences in investment policies; eligible portfolio assets and the manner of managing such assets; product structure; investor profiles; account sizes; and regulatory requirements contribute to the variations in the fee schedules. The Board acknowledged the wide range of services in addition to investment management that the Adviser had provided to the Nuveen funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds as well as profitability data of other publicly traded asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax and after-tax basis for the 2022 and 2021 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution and certain other expenses) for the 2022 and 2021 calendar years. The Independent Board Members also considered a summary of some of the key factors that impacted Nuveen’s profitability in 2022. In addition, the Board reviewed the revenues, expenses and operating margin (pre- and after-tax) the Adviser derived from its ETF product line for the 2022 and 2021 calendar years.

In developing the profitability data of the Adviser for its advisory services to the Nuveen funds, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no perfect expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 through 2022, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2022. The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.

In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board recognized that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board also reviewed, among other things, the net revenue margins (pre-tax) of Nuveen Investments on a company-wide basis and the net revenue margins (pre-tax) of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2012 to 2022. Although the total company operating margins of Nuveen Investments were in the bottom half of the peer group range for 2022 and 2021, the Independent Board Members recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2022 and 2021 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the respective Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and after-tax) for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2022 and December 31, 2021. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and after-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2022 and December 31, 2021.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the Board recognized that economies of scale are difficult to measure with any precision and certain expenses may not decline with a rise in assets, the Board considered that Nuveen shares the benefits of economies of scale, if any, in a number of ways including through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. With this structure, the Board noted that the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows. The Board noted, however, that although closed-end funds may make additional share offerings from time to time, the closed-end funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.

As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments in the Nuveen business were not specific to individual Nuveen funds but rather incurred across of a variety of products and services pursuant to which the family of Nuveen funds as a whole may benefit. In addition, the Board also considered that Nuveen has provided, without raising advisory fees to the Nuveen funds, certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, and this was also a means of sharing economies of scale with the funds and their shareholders.

Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board acknowledged that an affiliate of the Adviser may receive compensation for serving as a co-manager in the initial public offerings of new Nuveen closed-end funds (if any) and for serving as an underwriter on shelf offerings of existing Nuveen closed-end funds and reviewed the amounts paid for such services, if any, in 2021 and 2022.

In addition, the Independent Board Members noted that the various sub-advisers to the Nuveen funds do not generally benefit from soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Independent Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one-year period.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), formerly, Chair of its Investment Committee (2017-2022); formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	132

Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	132

William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	132

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	132

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	132

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	132

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	132

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	132

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) formerly, Chair (2015- 2022) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	132

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	132

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015	Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017).

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director (since 2022), formerly, Vice President (2016-2022), and Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023).

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen (since 2023); Vice President, Associate General Counsel and Assistant Secretary (since 2023) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President (since 2022) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Senior Managing Director (2017- 2022); Executive Vice President (since 2023) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Senior Managing Director (2017-2023); Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC, formerly, Senior Managing Director (2017-2023), Secretary (2016-2023) and Co- General Counsel (2011-2020); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Senior Managing Director (2017-2023) and Associate General Counsel (2011-2020); Executive Vice President (since 2021) and Secretary (since 2023) of Teachers Advisors, LLC, formerly, General Counsel and Assistant Secretary (2021-2023); Executive Vice President (since 2017) and Secretary (since 2023) of TIAA-CREF Investment Management, LLC, formerly General Counsel and Assistant Secretary (2017- 2023); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Alternative Investments, LLC, formerly Senior Managing Director (2017-2023).

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups (2017-2022), at Nuveen; Managing Director of Nuveen Fund Advisors, LLC (since 2019); Managing Director (since 2021), formerly, Senior Director (2016-2021), of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the TIAA- CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen Asset Management, LLC; Senior Managing Director of Teachers Advisors, LLC (since 2021) and TIAA-CREF Investment Management, LLC (since 2016); Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; has held various positions with TIAA since 2006.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023) and Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019) of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA- CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-1023P 3241317-INV-Y-12/24

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen AMT-Free Municipal Value Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
October 31, 2023	$28,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2022	$26,220	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2023	$0	$0	$0	$0
October 31, 2022	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a) (58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Albin F. Moschner, John K. Nelson, Chair, Margaret L. Wolff, and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, leads the municipal fixed income strategic direction and investment perspectives for Nuveen. He serves as lead portfolio manager for high yield municipal strategies, along with tax-exempt and taxable municipal strategies that include customized institutional portfolios, open-end funds and closed-end funds. Prior to his current role, Dan helped establish and expand the platform as Head of Taxable Municipals. He is a portfolio manager of both high yield and investment grade municipal assets, and he has managed dedicated taxable municipal strategies for Nuveen since 2010. After joining Nuveen in 2000, he was a municipal fixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. Dan began working in the investment industry in 1998 as an analyst at Banc of America Securities. He received his BS in Business from Miami University and his MBA from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the financial services industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as a research associate at Nuveen in the wealth management services area and then as a senior research analyst for Nuveen Asset Management’s municipal fixed income team before assuming portfolio management responsibilities in 2021. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	16	$25.03 billion
	Other Pooled Investment Vehicles	2	$482 million
	Other Accounts	60	$16.28 billion

Kristen M. DeJong	Registered Investment Company	20	$17.62 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	52	$14.53 billion

*	Assets are as of October 31, 2023. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF NUW SECURITIES AS OF OCTOBER 31, 2023

Name of Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X
Kristen M. DeJong	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14 (b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Municipal Value Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 5, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Funds Controller
(principal financial officer)

Date: January 5, 2024